                                                                     Exhibit 4.7
                                                                     -----------


                ----------------------------------------------

                     TRUST INDENTURE AND SECURITY AGREEMENT
                          (GATX Rail Trust No. 2000-1)



                           Dated as of April 3, 2000



                                    between



                           WILMINGTON TRUST COMPANY,

               not in its individual capacity except as expressly
                  provided herein but solely as Owner Trustee


                                      and


                                 BANK ONE, NA,

                              as Indenture Trustee


                             Assorted Railroad Tank
                          Cars and Covered Hopper Cars

                ----------------------------------------------


                               Table of Contents
                                                                                  Page
Article I.
     Definitions.................................................................... 4
               Section 1.01.  Certain Definitions................................... 4

Article II.
     The Equipment Notes............................................................ 4
               Section 2.01.  Form of Equipment Notes............................... 4
               Section 2.02.  Terms of Equipment Notes.............................. 8
               Section 2.03.  Payment from Indenture Estate Only.................... 8
               Section 2.04.  Method of Payment..................................... 9
               Section 2.05.  Application of Payments to Principal Amount
                              and Interest.......................................... 9
               Section 2.06.  Termination of Interest in Indenture Estate........... 9
               Section 2.07.  Transfer of Equipment Notes........................... 9
               Section 2.08.  Mutilated, Destroyed, Lost or Stolen
                              Equipment Notes.......................................10
               Section 2.09.  Payment of Transfer Taxes.............................11
               Section 2.10.  Prepayments...........................................11
               Section 2.11.  Equally and Ratably Secured...........................12

Article III.
     Receipt, Distribution and Application of Income
     from the Indenture Estate; Assumption of
     Obligations of Owner Trustee by the Lessee.....................................13
               Section 3.01.  Basic Rent Distribution...............................13
               Section 3.02.  Payments in the Event of Prepayment...................13
               Section 3.03.  Payments after Indenture Event of Default.............14
               Section 3.04.  Other Payments........................................15
               Section 3.05.  Distribution of Excepted Property.....................15
               Section 3.06.  Assumption of Obligations of Owner Trustee
                              by the Lessee.........................................15

Article IV.
     Remedies of the Indenture Trustee upon an Indenture Event of Default...........17
               Section 4.01.  Indenture Events of Default...........................17
               Section 4.02.  Acceleration; Rescission and Annulment................19
               Section 4.03.  Remedies with Respect to Indenture Estate.............19
               Section 4.04.  Right to Cure; Option to Purchase; Etc................22
               Section 4.05.  Rights of Lessee......................................24
               Section 4.06.  Waiver of Existing Defaults...........................24

Article V.
     Duties of the Indenture Trustee................................................24
               Section 5.01.  Action upon Indenture Event of Default................24
               Section 5.02.  Action upon Instructions..............................25
               Section 5.03.  Indemnification.......................................26

                                       i

               Section 5.04.  No Duties Except as Specified in Indenture
                              or Instructions.........................................26
               Section 5.05.  No Action Except under Lease, Indenture
                              or Instructions.........................................26
               Section 5.06.  Disposition of Units....................................27
               Section 5.07.  Indenture Supplements for Replacements..................27
               Section 5.08.  Effect of Replacements..................................27
               Section 5.09.  Withholding Taxes.......................................27
               Section 5.10.  Lessee's Right of Quiet Enjoyment.......................27

Article VI.
     The Owner Trustee and the Indenture Trustee......................................28
               Section 6.01.  Acceptance of Trusts and Duties.........................28
               Section 6.02.  Absence of Duties.......................................28
               Section 6.03.  No Representations or Warranties as to
                              the Equipment or Documents..............................28
               Section 6.04.  No Segregation of Moneys; No Interest; Investments......29
               Section 6.05.  Reliance; Agents; Advice of Counsel.....................29
               Section 6.06.  Not Acting in Individual Capacity.......................30

Article VII.
     Certain Limitations on Owner Trustee's and Indenture Trustee's Rights............30

Article VIII.
     Successor Trustees...............................................................30
               Section 8.01.  Notice of Successor Owner Trustee.......................30
               Section 8.02.  Resignation of Indenture Trustee; Appointment
                              of Successor............................................30

Article IX.
     Supplements and Amendments to this Indenture and Other Documents.................32
               Section 9.01.  Supplemental Indentures without Consent of Holders......32
               Section 9.02.  Indenture Trustee Protected.............................33
               Section 9.03.  Request of Substance, Not Form..........................33
               Section 9.04.  Documents Mailed to Holders.............................34
               Section 9.05.  Amendments, Waivers, Etc. of Other Documents............34

Article X.
     Miscellaneous....................................................................36
               Section 10.01. Termination of Indenture................................36
               Section 10.02. No Legal Title to Indenture Estate in Holders...........37
               Section 10.03. Sale of Equipment by Indenture Trustee is Binding.......37
               Section 10.04. Remedies Cumulative.....................................37
               Section 10.05. Discontinuance of Proceedings...........................37
               Section 10.06. Indenture and Equipment Notes for Benefit of
                              Owner Trustee, Indenture Trustee, Owner
                              Participant and Holders Only............................37
               Section 10.07. Notices.................................................38
               Section 10.08. Severability............................................39
               Section 10.09. Separate Counterparts...................................39

                                      ii

               Section 10.10. Successors and Assigns.................................39
               Section 10.11. Headings...............................................40
               Section 10.12. Governing Law..........................................40
               Section 10.13. Normal Commercial Relations............................40
               Section 10.14. No Recourse Against Others.............................40

EXHIBIT A-    Form of Trust Indenture Supplement
EXHIBIT B-    Terms of Equipment Notes
EXHIBIT C-    Loan Participants

APPENDIX A-   Definitions

ANNEX A-      Amortization Schedule

                     TRUST INDENTURE AND SECURITY AGREEMENT
                          (GATX Rail Trust No. 2000-1)

          This TRUST INDENTURE AND SECURITY AGREEMENT (GATX Rail Trust No. 2000-
1) dated as of April 3, 2000 (this "Indenture"), between Wilmington Trust Company, not in its individual capacity except as expressly provided in Section
6.03 hereof, but solely as trustee under the Trust Agreement referred to below and any successor appointed in accordance with the terms hereof and of the Trust Agreement (herein in such trustee capacity called the "Owner Trustee"), and Bank One, NA, a national banking association, as Indenture Trustee hereunder and any successor appointed in accordance with the terms hereof (herein called the "Indenture Trustee");

                                  WITNESSETH:

          WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee establishes a certain trust for the use and benefit of the Owner Participant, subject, however, to the Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of the Equipment Notes, and (ii) the Owner Trustee is authorized and directed to execute and deliver this Indenture;

          WHEREAS, the Owner Trustee and the Indenture Trustee desire by this Indenture, among other things, (i) to provide for the issuance by the Owner Trustee of the Equipment Notes, and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of, and the grant of a security interest in, certain of the Owner Trustee's right, title and interest in and to the Equipment and the Lease and certain payments and other amounts received hereunder or thereunder, in accordance with the terms hereof, in trust, as security for, among other things, the Owner Trustee's obligations for the equal and ratable benefit of the holders of the Equipment Notes; and

          WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Owner Trustee and the Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

                                GRANTING CLAUSE

          NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of and interest and premium, if any, on and all other amounts due with respect to, the Equipment Notes from time to time outstanding hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions herein and in the Equipment Notes all for the benefit of the holders of the Equipment Notes, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the Loan Participant, the Owner Trustee does hereby sell, assign, transfer, convey, mortgage, pledge, and confirm unto the Indenture Trustee, its successors and assigns, for the security and benefit of the holders of the Equipment Notes from time to time, a first priority security interest in and mortgage lien on all right, title and interest of the Owner Trustee in and to the following described property, rights, interests and privileges insofar as it does not constitute Excepted Property (which collectively,

           [Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1)]

including all property hereafter required to be subjected to the Lien of this Indenture by any instrument supplemental hereto, but excluding Excepted Property, being herein called the "Indenture Estate"), to wit:

          (1) the Lease, including, without limitation, all amounts of Basic Rent, Supplemental Rent, insurance proceeds and other payments of any kind for or with respect to the Equipment, subject to Lessee's rights under the Lease, including, without limitation, Lessee's right of quiet enjoyment;

          (2) the Equipment, the Replacement Units and all substitutions therefor in which the Owner Trustee shall from time to time acquire an interest under the Lease, all as more particularly described in the Indenture Supplements and Lease Supplements executed and delivered with respect to the Equipment or any such Replacement Units or any substitutions therefor, as provided in this Indenture and the Lease;

          (3) all requisition proceeds with respect to the Equipment or any Unit thereof (to the extent of the Owner Trustee's interest therein pursuant to the terms of the Lease);

          (4) all monies and securities now or hereafter paid or deposited or required to be paid or deposited with the Indenture Trustee pursuant to any term of this Indenture, the Lease or the Participation Agreement or required to be held by the Indenture Trustee hereunder or thereunder; and

          (5)  all proceeds of the foregoing.

          Notwithstanding the foregoing provisions:

          (a) there shall be excluded from the foregoing sale, assignment, transfer, conveyance, mortgage, pledge or security interest granted by this Indenture and from the Indenture Estate all Excepted Property;

          (b) (i) the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Indenture Trustee (A) to Excepted Property and to commence and prosecute an action at law to obtain such Excepted Property and (B) to adjust Basic Rent, the percentages relating to Stipulated Loss Value and Termination Value and the Early Purchase Price and the Basic Term Purchase Price as provided in Section 3.4 of the Lease and Section 2.6 of the Participation Agreement; and


               (ii) the Owner Trustee and the Indenture Trustee shall each retain the right to receive from Lessee all notices, certificates, reports, filings, opinions of counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the Lessor pursuant to the Lease or to the Owner Trustee pursuant to any other Operative Agreement and to exercise the inspection rights provided for in
     Section 13.2 of the Lease, to give any notice of default under Section 15 of the Lease; and

           [Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1)]

          (c) the leasehold interest granted to the Lessee under the Lease shall not be subject to the security interest granted by this Indenture, and nothing in this Indenture shall affect the rights of the Lessee under the Lease so long as no Lease Event of Default has occurred and is continuing.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the holders of the Equipment Notes from time to time, without any priority of any one Equipment Note over any other, and for the uses and purposes, and subject to the terms and provisions, set forth in this Indenture.

          It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Operative Agreements to which it is a party to perform all of the obligations, if any, assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the holders of the Equipment Notes shall have no obligation or liability under any of the Operative Agreements to which the Owner Trustee is a party by reason of or arising out of this assignment, nor shall the Indenture Trustee (unless the Indenture Trustee shall have become the "Lessor" under the Lease) or the holders of the Equipment Notes be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Operative Agreements to which the Owner Trustee is a party or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee (other than Excepted Property), under or arising out of the Lease, or to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Lessee to make all payments of Rent (other than Excepted Property) payable to the Owner Trustee by the Lessee and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excepted Property) directly to the Indenture Trustee at such address as the Indenture Trustee shall specify, for application as provided in this Indenture. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by the Indenture Trustee pursuant to this Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Indenture Trustee as expressly provided in this Indenture and any Excepted Property.

          The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be executed and delivered any and all such further instruments and documents as the

Indenture Trustee may reasonably deem to be necessary in order to obtain the full benefits of this assignment and of the rights and powers herein granted.

          The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee, and that it will not (other than in respect of Excepted Property), except as provided in or permitted by this Indenture, accept any payment from the Lessee, enter into an agreement amending or supplementing any of the Operative Agreements, execute any waiver or modification of, or consent under the terms of any of the Operative Agreements (other than the Tax Indemnity Agreement), settle or compromise any claim (other than claims in respect of Excepted Property) against the Lessee arising under any of the Operative Agreements, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Agreements, to arbitration thereunder.

          IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                  Article I.
                                  Definitions

          Section 1.01. Certain Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A hereto for all purposes of this Indenture. All references to articles, sections, clauses, schedules and appendices in this Indenture are to articles, sections, clauses, schedules and appendices in and to this Indenture unless otherwise indicated.


                                  Article II.
                              The Equipment Notes

          Section 2.01. Form of Equipment Notes. The Equipment Notes shall be substantially in the form set forth below:

                             8.10% EQUIPMENT NOTE

                (Secured by, among others, Lease Obligations of
                            GATX Rail Corporation)

                GATX Rail Trust No. 2000-1 Series [I/II/III/IV]

           Issued in Connection with certain Railroad Rolling Stock


No. ______                                                     Chicago, Illinois
                                                                  April __, 2000
$________________

           [Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1)]

          Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement (GATX Rail Trust No. 2000-1), dated as of April 3, 2000, as from time to time supplemented and amended (herein called the "Trust Agreement"), between the Owner Trustee in its individual capacity and the institution referred to therein as the "Owner Participant", hereby promises to pay to Bank One, NA, as Pass Through Trustee, or its registered assigns, the principal sum of $_____________________________ (or such lesser amount as shall equal the unpaid principal amount of this Equipment Note), in lawful currency of the United States of America, in installments payable on the dates set forth in Exhibit A hereto, commencing _____________ and thereafter to and including January 13, 2020 each such installment to be in an amount equal to the corresponding percentage (if any) of the remaining principal amount hereof set forth in Exhibit A hereto, together with interest thereon on the amount of such principal amount remaining unpaid from time to time from and including the date hereof until such principal amount shall be due and payable, payable on each January 13 and July 13, commencing July 13, 2000, to the maturity date hereof at the rate of 8.10% per annum (computed on the basis of a 360-day year of twelve 30-day months). Interest on any overdue principal and (to the extent legally enforceable) on overdue interest shall be paid from the due date thereof at the rate of 10.10% per annum (computed on the basis of a 360-day year of twelve 30-day months), payable on demand.

          All payments of principal and interest and premium, if any, to be made hereunder and under the Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1), dated as of April 3, 2000 as from time to time amended and supplemented (herein called the "Indenture", the defined terms therein not otherwise defined herein being used herein with the same meanings), between the Owner Trustee and Bank, One, NA, as Indenture Trustee thereunder for the holder of this Equipment Note and the holders of other Equipment Notes outstanding thereunder (herein in such capacity called the "Indenture Trustee") shall be made only from the income and proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of
Article III of the Indenture. Each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as provided in the Indenture and that none of the Owner Trustee, the Owner Participant, the Indenture Trustee or their permitted successors and assigns is or shall be personally liable to the holder hereof for any amount payable under this Equipment Note or the Indenture or, except as expressly provided in the Participation Agreement or the Indenture, for any liability under the Participation Agreement or (in the case of the Owner Trustee or the Indenture Trustee) the Indenture.

          Payments with respect to the principal amount hereof, premium, if any, and interest thereon shall be payable in U.S. dollars in immediately available funds at the principal bond and trustee administration office of the Indenture Trustee, or as otherwise provided in the Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note. Whenever the date scheduled for any payment to be made hereunder or under the Indenture shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Each holder hereof, by its acceptance of this Equipment Note, agrees that each payment received by it hereunder shall be applied, first, to the payment of accrued but unpaid interest on this Equipment Note then due, second, to the payment of the unpaid principal amount of this Equipment Note then due, third, to the payment of any premium then due, and fourth, to the payment of the remaining outstanding principal amount of this Equipment Note; provided, that the Owner Trustee may only prepay this Equipment Note as provided in Sections 2.10, 3.02 and 3.03 of the Indenture.

          This Equipment Note is one of the Equipment Notes referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture and relates to the Units described in Lease Supplement No. __. The Indenture Estate is held by the Indenture Trustee as security for the Equipment Notes. Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Equipment Note, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture each holder hereof agrees by its acceptance of this Equipment Note.

          This Equipment Note is not subject to redemption or prepayment except as provided in Sections 2.10, 3.02 and 3.03 of the Indenture. This Equipment
Note is subject to purchase by the Owner Trustee without a premium as provided in Section 4.04(b) of the Indenture. The holder hereof, by its acceptance of this Equipment Note, agrees to be bound by said provisions.

          This Equipment Note is a registered Equipment Note and is transferable, as provided in the Indenture, only upon surrender of this Equipment Note for registration of transfer duly endorsed by, or accompanied by a written statement of transfer duly executed by, the registered holder hereof or his attorney duly authorized in writing. Prior to the due presentation for registration of transfer of this Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the registered holder of this Equipment Note as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect hereto and for all other purposes and shall not be affected by any notice to the contrary.

          THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR ANY SUCH APPLICABLE LAWS. THIS EQUIPMENT NOTE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Owner Trustee has caused this Equipment Note to be executed by one of its authorized officers as of the date hereof.


                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity,
                                    but solely as Owner Trustee


                                    By:
                                       ---------------------------------

          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                    BANK ONE, NA,
                                      as Indenture Trustee


                                    By:
                                       ---------------------------------
                                              Authorized Officer

            [Insert the related Amortization Schedule from Annex A]

          Section 2.02. Terms of Equipment Notes. There shall be issued and delivered to the Loan Participant one Equipment Note of the relevant Series for each Lease Supplement executed and delivered in respect of the Units delivered on the Closing Date in the maturity, principal amount and bearing the interest rate as set forth for such Series in Exhibit B hereto, and the Equipment Notes related to each such Lease Supplement shall be in an aggregate principal amount equal to that portion of the loan made by the Loan Participant to the Owner Trustee pursuant to Section 2 of the Participation Agreement relating to the Units under such Lease Supplement. Each such Equipment Note shall evidence the loan made by the Loan Participant in connection with the purchase of such Units by the Owner Trustee from the Lessee, each such Equipment Note to be substantially in the form set forth in Section 2.01, with deletions and insertions as appropriate, duly authenticated by the Indenture Trustee and dated the Closing Date of the Equipment, and as having been issued in connection with the Equipment under a related Lease Supplement.

          The principal amount of and interest on each Equipment Note issued pursuant to the provisions of this Indenture shall be payable as set forth in the form thereof contained in Section 2.01 and Annex A for the relevant Series. Interest accrued on the Equipment Notes shall be computed on the basis of a 360-day year of twelve 30-day months on the principal amount thereof remaining unpaid from time to time from and including the date thereof to but excluding the date of payment. The Owner Trustee shall furnish to the Indenture Trustee a copy of each Equipment Note issued pursuant to the provisions of this Indenture. The aggregate principal amount of Equipment Notes of any one Series which may be outstanding at any one time shall be limited to the aggregate amount of such Series set forth in Exhibit B hereto. The aggregate principal amount of all Equipment Notes which may be outstanding at any one time shall be limited to the aggregate amount set forth in Exhibit B hereto.

          No Equipment Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been authenticated by or on behalf of the Indenture Trustee by manual signature.

          Section 2.03. Payment from Indenture Estate Only. All payments to be made under the Equipment Notes and this Indenture shall be made only from the income and the proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article III hereof. Each holder of an Equipment Note, by its acceptance of such Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to such holder as herein provided and that none of the Owner Trustee, the Owner Participant, the Indenture Trustee or their permitted successors and assigns is or shall be personally liable to the holder of any Equipment Note for any amount payable under such Equipment Note or the Indenture or, except as expressly provided in the Participation Agreement or the Indenture, for any liability under the Participation Agreement or (in the case of the Owner Trustee or the Indenture Trustee) the Indenture.

          Section 2.04. Method of Payment. (a) The principal of and premium, if any, and interest on each Equipment Note will be payable in U.S. dollars in immediately available funds at the principal corporate trust administration office of the Indenture Trustee or as otherwise directed in the manner provided herein. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Indenture Trustee will pay, or cause to be paid, if so requested by any holder of an Equipment Note by written notice to the Owner Trustee and the Indenture Trustee, all amounts payable by the Owner Trustee hereunder to such holder or a nominee therefor either (i) by transferring by wire in immediately available funds to an account maintained by such holder with a bank in the United States the amount to be distributed to such holder or (ii) by mailing a check denominated in U.S. dollars to such holder at such address as such holder shall have specified in such notice, in any case without any presentment or surrender of any Equipment Note, except that the holder of an Equipment Note shall surrender such Equipment Note to the Indenture Trustee upon payment in full of the principal amount of and interest on such Equipment Note and such other sums payable to such holder hereunder or under the Equipment Note.

          (b) Whenever the date scheduled for any payment to be made hereunder or under any Equipment Note shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Section 2.05. Application of Payments to Principal Amount and Interest. In the case of each Equipment Note, each payment of principal thereof and premium, if any, and interest thereon shall be applied, first, to the payment of accrued but unpaid interest on such Equipment Note then due thereunder, second, to the payment of the unpaid principal amount of such Equipment Note then due thereunder, third, to the payment of any premium then due thereon and fourth, to the payment of the remaining outstanding principal amount of such Equipment Note; provided, that the Owner Trustee may only prepay such Equipment Note in accordance with the provisions of Section 2.10, 3.02 and
3.03 hereof.

          Section 2.06. Termination of Interest in Indenture Estate. A holder shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and interest on all Equipment Notes held by such holder and all other sums payable to such holder hereunder and under such Equipment Notes and under the Participation Agreement shall have been paid in full.

          Section 2.07. Transfer of Equipment Notes. The Indenture Trustee shall maintain at its corporate trust administration office in Chicago, Illinois or in the city in which the corporate trust office of a successor Indenture Trustee is located, a register for the purpose of registering transfers and exchanges of Equipment Notes. A holder of an Equipment Note intending to transfer such Equipment Note to a new payee, or to exchange any Equipment Note or Equipment Notes of any Series held by it for an Equipment Note or Equipment Notes of a different denomination or denominations, may surrender such Equipment Note or Equipment Notes to the Indenture Trustee at such principal corporate trust administration office of the Indenture Trustee, together with a written request from such holder for the issuance of a new

Equipment Note or Equipment Notes of such Series, specifying the denomination or denominations (each of which shall be not less than $1,000,000 or a whole multiple thereof or such smaller denomination as may be necessary due to the original issuance of Equipment Notes of the applicable maturity in an aggregate principal amount not evenly divisible by $1,000,000) of the same, and, in the case of a surrender for registration of transfer, the name and address of the transferee or transferees. Promptly upon receipt of such documents, the Owner Trustee will issue, and the Indenture Trustee will authenticate, a new Equipment Note or Equipment Notes in the same aggregate principal amount and dated the same date or dates as, with the same payment schedule, in the form set forth in
Section 2.01 in the same maturity and bearing the same interest rate as the Equipment Note or Equipment Notes surrendered, in such denomination or denominations and payable to such payee or payees as shall be specified in the written request from such holder. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. The Indenture Trustee shall make a notation on each new Equipment Note or Equipment Notes of the amount of all payments or prepayments of principal and interest previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note or Equipment Notes is or are issued. From time to time, the Indenture Trustee will provide the Owner Trustee and the Lessee with such information as it may request as to the registered holders of Equipment Notes. The Owner Trustee shall not be required to exchange any surrendered Equipment Notes as above provided during the 10-day period preceding the due date of any payment on such Equipment Notes.

          Prior to the due presentment for registration of transfer of an Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the registered holder of such Equipment Note as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes and shall not be affected by any notice to the contrary.

          The Indenture Trustee will promptly notify the Owner Trustee and the Lessee of each request for a registration of transfer of an Equipment Note. The Indenture Trustee will promptly cancel and destroy all Equipment Notes surrendered for transfer or exchange pursuant to this Section.

          Section 2.08. Mutilated, Destroyed, Lost or Stolen Equipment Notes. If any Equipment Note of any Series shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Equipment Note, issue, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Equipment Note of such Series in the form set forth in Section 2.01, payable to the same holder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the same date as the Equipment Note so mutilated, destroyed, lost or stolen. The Indenture Trustee shall make a notation on each new Equipment Note of the amount of all payments or prepayments of principal and interest theretofore made on the Equipment Note so mutilated, destroyed, lost or stolen and the date to which interest on such old Equipment Note has been paid. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Indenture Trustee and forwarded to the Owner Trustee by the

Indenture Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the holder of such Equipment Note shall furnish to the Owner Trustee and the Indenture Trustee such security or indemnity as may be required by them to save the Owner Trustee and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof.

          Section 2.09. Payment of Transfer Taxes. Upon the transfer of any Equipment Note or Equipment Notes pursuant to Section 2.07, the Owner Trustee or the Indenture Trustee may require from the party requesting such new Equipment Note or Equipment Notes payment of a sum to reimburse the Owner Trustee or the Indenture Trustee for, or to provide funds for the payment of, any tax or other governmental charge in connection therewith.

          Section 2.10. Prepayments. (a) Each Equipment Note of any Series shall be prepaid in whole or in part by the Owner Trustee on a Rent Payment Date (or, in the circumstance provided in the last sentence of Section 10.3 of the Lease, on a Determination Date) upon at least 25 days' prior notice from the Owner Trustee (or the Lessee on its behalf) to the Indenture Trustee in the event that the Lease as applicable to any Unit or Units related to such Equipment Note is terminated pursuant to Section 10 thereof, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the unpaid principal amount of such Equipment Note as at the date of such prepayment (after deducting therefrom the principal installment, if any, due on or prior to the date of such prepayment) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to the date of such prepayment, (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such payment (after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment) and (iii) a premium in an amount equal to the Make-Whole Amount, if any, applicable in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such prepayment.

          (b) Each Equipment Note of any Series shall be prepaid in whole or in part by the Owner Trustee on a Rent Payment Date upon at least 25 days' prior notice from the Owner Trustee (or the Lessee on its behalf) to the Indenture Trustee in connection with the occurrence of an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1 of the Lease with respect to any Unit or Units related to such Equipment Note if such Unit or Units are not replaced pursuant to Section 11.2(i) of the Lease, or in the event Lessee shall be required to settle for 15 or more Units on a Determination Date pursuant to Section 11.2 of the Lease, such prepayment shall be made on such Determination Date, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate unpaid principal amount of such Equipment Note as at such prepayment date (after deducting therefrom the principal installment, if any, due on such date) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to such date, and (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above to but not including the date of prepayment after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment, but without the payment of any Make-Whole Amount or other premium.

          (c) Unless Lessee shall have elected pursuant to Section 6.9 of the Participation Agreement or Section 22.1 of the Lease to assume all of the rights and obligations of the Owner Trustee under this Indenture in respect of the Equipment Notes of any Series, each Equipment Note of such Series shall be prepaid in whole or in part by the Owner Trustee on the Determination Date specified by Lessee to Owner Trustee and Indenture Trustee in accordance with
Section 6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be, in the event that Lessee exercises a purchase option under Section
6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be, with respect to any Unit or Units related to such Equipment Note, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate unpaid principal amount of such Equipment Note as at the date of any prepayment under Section 6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be (after deducting therefrom the principal installment, if any, due on the prepayment date) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units to be purchased and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to the date of such prepayment, (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such prepayment after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment, and (iii) a premium in an amount equal to the aggregate Make-Whole Amount, if any, applicable in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such payment.

          (d) On the Refunding Date specified by the Lessee to the Indenture Trustee in accordance with Section 10.2(f) of the Participation Agreement, all Equipment Notes shall be prepaid in whole but not in part on such Refunding Date, in the event of a refunding or refinancing pursuant to Section 10.2 of the Participation Agreement, at a price in addition to any other amounts due to the holders of the Equipment Notes under this Indenture equal to the unpaid principal amount thereof together with accrued but unpaid interest thereon, plus, a premium in an amount equal to the Make-Whole Amount, if any.

          (e) The Indenture Trustee shall give prompt notice of any prepayment of any Equipment Notes to all holders of the Equipment Notes as soon as the Indenture Trustee shall have knowledge that such prepayment is expected to occur, which notice shall specify the Equipment Note or Notes to be prepaid, the principal amount of such Equipment Note or Notes to be prepaid and the expected date of prepayment which date shall be not less than 25 days after the date of such notice.

          Section 2.11. Equally and Ratably Secured. All Equipment Notes at any time outstanding under this Indenture shall be equally and ratably secured hereby without preference, priority or distinction on account of the date or dates or the actual time or times of the issue or maturity of such Equipment Notes so that all Equipment Notes at any time issued and outstanding hereunder shall have the same rights, Liens and preferences under and by virtue of this Indenture.

                                 Article III.
                Receipt, Distribution and Application of Income
                   from the Indenture Estate; Assumption of
                  Obligations of Owner Trustee by the Lessee

          Section 3.01. Basic Rent Distribution. Except as otherwise provided in Section 3.03 or 3.05, each installment of Basic Rent, as well as any installment of interest on overdue installments of Basic Rent and any other moneys paid over by the Lessee or the Owner Trustee to the Indenture Trustee for such purpose, shall be distributed by the Indenture Trustee as promptly as possible (it being understood that any payments of Basic Rent received by the Indenture Trustee on a timely basis and in accordance with the provisions of
Section 3.6 of the Lease shall be distributed on the date received in the funds so received) in the following order of priority: first, so much of such installment as shall be required for the purpose shall be distributed and paid to the holders of the Equipment Notes to pay in full the aggregate amount of the payment or payments of principal, premium, if any, and interest (as well as any interest on overdue principal or interest) then due, such distribution to be made ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due with respect to each such Equipment Note bears to the aggregate amount of payments then due under all such Equipment Notes; and second, the balance, if any, of such installment remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement. The portion of each such installment distributed to a holder of an Equipment Note shall be applied by such holder in payment of such Equipment Note in accordance with the terms of Section 2.05.

          Section 3.02.  Payments in the Event of Prepayment.
                         -----------------------------------

          (a) Except as otherwise provided in Section 3.03 or 3.05, in the event of any prepayment of an Equipment Note or Notes, in whole or in part, in accordance with the provisions of Section 2.10 any amount received shall in each case be distributed and paid in the following order of priority: first, so much of such amount as shall be required for the purpose of prepayment shall be distributed and paid to the holders of such Equipment Note or Notes to pay the aggregate amount of the payment of principal, premium, if any, and interest to be prepaid on such Equipment Note or Notes pursuant to Section 2.10, such prepayment to be made ratably to such Equipment Note or Notes to which such prepayment relates, without priority of one over any other, in the proportion that the amount to be prepaid on each such Equipment Note bears to the aggregate amount to be paid on all such Equipment Notes; and second, the balance, if any, of such amount remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          (b) Except as otherwise provided in Section 3.03 or 3.05 hereof, any amounts received directly or through the Lessee from any governmental authority or other party pursuant to Section 11 of the Lease with respect to any Unit as the result of an Event of Loss, to the extent that such amounts are not at the time required to be paid to the Lessee pursuant to said Section 11, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or through the Lessee from any insurer pursuant to Section 12 of the Lease with respect thereto as the result of an Event of Loss, to the extent such amounts are not at the time required to be paid to the Lessee pursuant to said Section 12, shall be applied as provided in clause (a) of this Section 3.02.

          Section 3.03.  Payments after Indenture Event of Default.
                         -----------------------------------------

          (a) Except as provided in Section 3.05, all payments received and amounts realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing and after the Indenture Trustee has declared (as assignee from the Owner Trustee of the Lease) the Lease to be in default pursuant to Section 15 thereof or has declared the Equipment Notes to be accelerated pursuant to Section 4.02, as the case may be, or has elected to foreclose or otherwise exercise any remedies under this Indenture (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 15 of the Lease, or Article IV), as well as all payments or amounts then held or thereafter received by the Indenture Trustee as part of the Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

               First, so much of such payments or amounts as shall be required to reimburse the Indenture Trustee for any fees which are due and payable for its services under this Indenture and any tax, expense (including reasonable attorney's fees) or other loss incurred by the Indenture Trustee (to the extent reimbursable and not previously reimbursed and to the extent incurred in connection with its duties as Indenture Trustee) shall be distributed to the Indenture Trustee;

               Second, so much of such payments or amounts as shall be required to reimburse the holders of the Equipment Notes for payments made by them to the Indenture Trustee pursuant to Section 5.03 (to the extent not previously reimbursed), and to pay such holders of the Equipment Notes the amounts payable to them pursuant to the provisions of the Participation Agreement, shall be distributed to such holders of the Equipment Notes, without priority of one over the other, in accordance with the amount of the payment or payments made by, or payable to, each such holder;

               Third, so much of such payments or amounts remaining as shall be required to pay the principal of, and premium, if any, to the extent received from the Lessee as Supplemental Rent, and accrued interest (to the date of distribution) on all Equipment Notes, payable to the Loan Participant, then due and payable, whether by declaration of acceleration pursuant to Section 4.02 or otherwise, and in case the aggregate amount so to be distributed shall be insufficient to pay in full the aforesaid amounts, then, ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Equipment Notes held by each such holder, plus the accrued but unpaid interest thereon to the date of distribution, bears to the aggregate unpaid principal amount of all Equipment Notes, plus the accrued but unpaid interest thereon to the date of distribution; and

               Fourth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          (b) Except as provided in Sections 3.03(a) and 3.05, if an Indenture Default or Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall not make any distribution to the Owner Trustee but shall hold amounts otherwise distributable to the Owner Trustee as collateral security for the obligations secured hereby and invested as provided in Section 6.04(b) until the earliest to occur of (a) the date on which such Indenture Default or Indenture Event of Default shall have been cured or waived, and (b) such acceleration occurs and such amounts are applied pursuant to Section 3.03(a); provided, that if any amounts are held pursuant to this Section 3.03(b) for a period of 180 days during which time the Equipment Notes could, but shall not have been, accelerated, then (x) all amounts then held by the Indenture Trustee under this Section 3.03(b) with respect to such Indenture Default or Indenture Event of Default which have been so held for at least 90 days shall on the 181st day be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement and (y) any such amounts which are being held pursuant to this Section 3.03(b) with respect to such Indenture Default or Indenture Event of Default but which have not been held for at least 90 days shall, on the 91st day following the date on which such amount was initially received by the Indenture Trustee, thereafter be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          Section 3.04.  Other Payments.  Except as otherwise provided in
Section 3.03 or 3.05, (a) any payments received by the Indenture Trustee for which no provision as to the application thereof is made in the Lease or the Participation Agreement or elsewhere in this Article III, and (b) all payments received and amounts realized by the Indenture Trustee under the Lease or otherwise with respect to the Equipment to the extent received or realized at any time after payment in full of the principal of and interest and premium, if any, on all Equipment Notes, as well as any other amounts remaining as part of the Indenture Estate after payment in full of the principal of and interest and premium, if any, shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 3.03(a), except that in the case of any payment described in clause (b) above, such payment shall be distributed omitting clause "third" of such Section 3.03(a) on all Equipment Notes issued hereunder.

          Any payments received by the Indenture Trustee for which provision as to the application thereof is made in the Lease or the Participation Agreement but not elsewhere in this Indenture shall be applied to the purposes for which such payments were made in accordance with the provisions of the Lease or the Participation Agreement, as the case may be.

          Section 3.05. Distribution of Excepted Property. All amounts constituting Excepted Property received by the Indenture Trustee shall be paid promptly by the Indenture Trustee to the Person or Persons entitled thereto.

          Section 3.06. Assumption of Obligations of Owner Trustee by the Lessee. In the event that the Lessee shall have elected to assume all of the rights and obligations of the Owner Trustee under this Indenture in respect of the Equipment Notes on a full recourse basis in connection with the purchase by the Lessee of Units pursuant to Section 6.9 of the Participation Agreement or
Section 22.1 of the Lease and, if on or prior to the applicable purchase date:

          (a) The Lessee shall have delivered to the Indenture Trustee and the Owner Trustee a certificate, dated the date of such purchase, of a Responsible Officer of the Lessee stating that the Lessee has paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to Section 3.3 of the Lease in connection with such purchase and assumption;

          (b) no Indenture Default shall have occurred and be continuing immediately subsequent to such purchase or assumption after giving effect to the indenture supplement referred to below and the Indenture Trustee and the Owner Trustee shall have received a certificate, dated the date of such purchase, of a Responsible Officer of the Lessee to such effect;

          (c) the Indenture Trustee shall have received, on or prior to the date of such purchase, evidence of all filings, recordings and other action referred to in the opinion or opinions of counsel referred to below;

          (d) the Indenture Trustee and the Owner Trustee shall have received an opinion or opinions of counsel for the Lessee, dated the date of such purchase which without unusual qualification and permitting reliance on proposed Treasury Regulations shall be to the effect that, after giving effect to the indenture supplement referred to below:

               (i) this Indenture, the indenture supplement referred to below and the Equipment Notes issued thereunder each constitutes the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Indenture, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Agreement inadequate for the practical realization of the rights and benefits provided for in this Indenture;

               (ii) all filings and recordings and other action necessary or appropriate to protect the interests of the Indenture Trustee in the Units to be so purchased by the Lessee have been accomplished;

               (iii) no holder of Equipment Notes will be required to recognize gain or loss for tax purposes in connection with such assumption; and

               (iv) covering such other matters as the Indenture Trustee shall reasonably request that are customary for transactions of this type; and

          (e) upon delivery of an indenture supplement giving effect to such assumption reasonably satisfactory to the Indenture Trustee and execution and delivery of Equipment Notes reflecting such assumption, each dated the date of such purchase;

then, automatically and without the requirement of further action by any Person, effective as of the date of such purchase, the Owner Trustee shall be released from all of its obligations under the Equipment Notes and under this Indenture in respect of the Equipment Notes or otherwise related to such Units (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the date of such purchase or arising out of or based upon events occurring on or prior to the date of such purchase, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee) and the Lien of this Indenture upon the sale proceeds paid or payable to the Owner Trustee shall be discharged. If requested by the Owner Trustee, the Indenture Trustee shall execute and deliver an instrument, in form and substance satisfactory to the Owner Trustee, confirming such release and discharge. In the event that the affected Owner Participant under Section 6.9 of the Participation Agreement holds less than 100% of the Beneficial Interest and the Lessee is therefore purchasing less than all the Units pursuant to said Section 6.9 or the Lessee elects to purchase less than all of the Units pursuant to Section 22.1 of the Lease, as the case may be, the assumption by the Lessee of the rights and obligations of the Owner Trustee under this Indenture in respect of that portion of the indebtedness evidenced by the Equipment Notes which relates to such purchased Units shall be made on the same terms and conditions as are described in clauses (a) through (e) above except that (x) the opinion under clause (d) above shall be appropriately modified to reflect such partial assumption of indebtedness, and (y) the indenture supplement shall provide for a wholly new and separate indenture between the Lessee and the Indenture Trustee for that portion of such indebtedness evidenced by the Equipment Notes which is to be assumed by the Lessee and secured by the Units to be purchased; and this Indenture shall thereafter relate only to that portion of the indebtedness evidenced by the Equipment Notes remaining outstanding under this Indenture after such assumption. Any such new and separate indenture shall contain the same terms and provisions of this Indenture with only such changes thereto which are necessary to reflect the replacement of the Owner Trustee with the Lessee and which do not adversely affect the rights of the holders of the Equipment Notes.

                                  Article IV.
     Remedies of the Indenture Trustee upon an Indenture Event of Default

          Section 4.01. Indenture Events of Default. The following events shall constitute "Indenture Events of Default" and each such Indenture Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

          (a) subject to Section 4.04(a), a Lease Event of Default (other than a Lease Event of Default by reason of a default by the Lessee to pay any amounts which are part of the Excepted Property); or

          (b) default by the Owner Trustee in making any payment when due of principal of, premium, if any, or interest on, any Equipment Note or Equipment Notes, and the continuance of such default unremedied for 10 Business Days after the same shall have become due and payable; or

          (c) any failure by the Owner Trustee or the Owner Participant to observe or perform any covenant or obligation of them or any of them, in this Indenture or the Equipment Notes (other than as set forth in clause (b) above) or in the Participation Agreement or by the Guarantor in the Guaranty, if such failure is not remedied within a period of 30 days after there has been given to the Owner Trustee, the Owner Participant and the Lessee by the Indenture

Trustee or by any holder of an Equipment Note a written notice specifying such failure and requiring it to be remedied; or

          (d) any representation or warranty made by the Owner Trustee or the Owner Participant under the Participation Agreement, or by the Owner Trustee hereunder or by the Guarantor in the Guaranty, or by any representative or Affiliate of the Owner Trustee or the Owner Participant or the Guarantor in any document or certificate furnished to the Indenture Trustee or the Loan Participant in connection herewith or therewith or pursuant hereto or thereto, shall prove at any time to have been incorrect in any material respect as of the date made and such incorrectness shall remain material and continue unremedied for a period of 30 days after there has been given to the Owner Trustee and the Owner Participant a written notice specifying such incorrectness, stating that such incorrectness is a default hereunder and requiring it to be remedied by the Indenture Trustee or by any holder of an Equipment Note; or

          (e) the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor shall consent to the appointment of a custodian, receiver, trustee or liquidator of itself or of a substantial part of its property or shall make a general assignment for the benefit of creditors; or

          (f) the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor shall file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; or

          (g) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor, a receiver, trustee or liquidator of the Indenture Estate, the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor, or of any substantial part of its property, or granting any order for relief in respect of the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor under the Federal bankruptcy laws, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

          (h) a petition against the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor, in a proceeding under the Federal bankruptcy laws or other insolvency law, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Indenture Estate, the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant, the OP General Partner or the Guarantor or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; or

          (i) any repudiation by the Guarantor of its obligations under the Guaranty; or

          (j)  the Guaranty ceases to be in full force and effect.

Notwithstanding any provision herein to the contrary, if an Indenture Event of Default described in clause (e), (f), (g) or (h) of this Section 4.01 results solely from the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation of Owner Trustee solely in its individual capacity, and can be cured by the appointment of a substitute Owner Trustee without adversely affecting the rights of the Indenture Trustee hereunder, then Indenture Trustee shall refrain from the exercise of any of the rights, powers or remedies pursuant to this Article IV for a period of 45 days provided Owner Participant is diligently seeking to, and does replace the bank or trust company then serving as Owner Trustee which replacement shall be deemed to cure such Indenture Event of Default.

          Section 4.02. Acceleration; Rescission and Annulment. If an Indenture Event of Default occurs and is continuing, the Indenture Trustee may, and upon the directions of a Majority in Interest shall, subject to Section 4.04, declare the unpaid principal amount of all Equipment Notes then outstanding and accrued interest thereon to be due and payable, it being agreed that no Make-Whole Amount or other premium should be payable in such event. At any time after the Indenture Trustee has declared the unpaid principal amount of all Equipment Notes then outstanding to be due and payable and prior to the sale of any of the Indenture Estate pursuant to this Article IV, a Majority in Interest, by written notice to the Owner Trustee, the Lessee and the Indenture Trustee, may rescind and annul such declaration and thereby annul its consequences if: (i) there has been paid to or deposited with the Indenture Trustee an amount sufficient to pay all overdue installments of interest on the Equipment Notes, and the principal on any Equipment Notes that has become due otherwise than by such declaration of acceleration, (ii) the rescission would not conflict with any judgment or decree, and (iii) all other Indenture Defaults and Indenture Events of Default, other than nonpayment of principal or interest on the Equipment Notes that have become due solely because of such acceleration, have been cured or waived.

          Section 4.03. Remedies with Respect to Indenture Estate. (a) After an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, then and in every such case the Indenture Trustee, as assignee hereunder of the Lease or as mortgagee hereunder of the Equipment or otherwise, may, and when required pursuant to the provisions of
Article V hereof shall, subject to Sections 4.04 and 4.05, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to
Section 15 of the Lease and this Article IV and may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate, and may exclude the Owner Trustee and the Owner Participant and all persons claiming under any of them wholly or partly therefrom; provided, however, that nothing in this Indenture shall permit or require the Indenture Trustee to take any action contrary to, or to disturb, the Lessee's rights under the Lease, except in accordance with the provisions of the Lease.

          (b) Subject to Section 4.04 and Section 4.05, the Indenture Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Owner Trustee, the Owner Participant and the Lessee once at least 20 days prior to the date of such sale or the date on which the Indenture Trustee enters into a binding contract for a private sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction to the highest bidder or at private sale in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Indenture Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however, that, notwithstanding any provision herein to the contrary, the Indenture Trustee shall not sell any of the Indenture Estate or exercise any other remedies which would result in the exclusion of the Owner Trustee from the Indenture Estate or any part thereof unless a declaration of acceleration has been made pursuant to Section 4.02; provided further, that, in the event the circumstances contemplated by Section 4.04(c) exist, the Indenture Trustee shall not be allowed to deliver the notice required by this Section 4.03(b) (x) until the earlier of (1) such time as such circumstances no longer exist or (2) the expiration of the 90 day period set forth in Section 4.04(c) or (y) if the circumstances contemplated by the second proviso of Section 4.04(c) then exist. Any such public sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Indenture Trustee or the holder or holders of any Equipment Notes, or any interest therein, may bid and become the purchaser at any such public sale. The Indenture Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the holders may exercise such right without including the holders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Owner Trustee hereby irrevocably constitutes the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee (in the name of the Owner Trustee or otherwise) for the purpose of effectuating any sale, assignment, transfer or delivery for enforcement of the Lien of this Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Indenture Trustee may consider necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

          (c) Subject to Section 4.04 and Section 4.05, the Owner Trustee agrees, to the fullest extent that it lawfully may, that, in case one or more of the Indenture Events of Default shall have occurred and be continuing, then, in every such case, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee and the Owner Participant and all persons claiming under any of them wholly or partly therefrom. At the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If the Owner Trustee shall fail for any reason to execute and deliver such instruments and documents to the Indenture Trustee, the Indenture Trustee may pursue all or part of the Indenture Estate wherever it may be found and may enter any of the premises of the Lessee wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and, subject to Section 4.04 and Section 4.05, take possession of and remove the Indenture Estate. Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to any of the Indenture Estate, as it may deem proper. In each such case, the Indenture Trustee shall have the right to use, operate, store, control or manage the Indenture Estate, and to carry on the business and to exercise all rights and powers of the Owner Trustee relating to the Indenture Estate, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, operation, leasing or storage of the Indenture Estate or any part thereof as the Indenture Trustee may determine; and the Indenture Trustee shall be entitled to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Indenture Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of holding and operating the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Indenture Estate), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee, including the reasonable expenses of the Indenture Trustee.

          (d) If an Indenture Event of Default occurs and is continuing and the Indenture Trustee shall have obtained possession of a Unit, the Indenture Trustee shall not be obligated to use or operate such Unit or cause such Unit to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Unit or Equipment by any other Person unless (i) the Indenture Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all liability for loss or damage to such Unit and for public liability and property damage resulting from use or operation of such Unit and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Indenture Trustee is furnished with indemnification from the holders of the Equipment Notes or any other Person upon terms and in amounts satisfactory to the Indenture Trustee in its discretion to protect the Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all such liabilities.

          (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement is the registered holder of any Equipment Note issued hereunder, the Indenture Trustee is not authorized or empowered to acquire title to any Indenture Estate or take any action with respect to any Indenture Estate so acquired by it if such acquisition or action would cause the trust created by the Trust Agreement or the Pass Through Trust Agreement to fail to qualify as a "grantor trust" for federal income tax purposes.

          Section 4.04.  Right to Cure; Option to Purchase; Etc.
                         ---------------------------------------

          (a) Right to Cure. (A) If there shall occur a Lease Event of Default in respect of the payment of Basic Rent pursuant to Section 14(a) of the Lease, then as long as no other Indenture Event of Default (other than arising from such failure to pay Basic Rent or which is concurrently being cured pursuant to this Section 4.04(a)) shall have occurred and be continuing the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of a period of 10 Business Days (a "10-Day Period") after receiving written notice of such default from the Indenture Trustee (prior to the expiration of which 10-Day Period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article IV), an amount equal to the full amount of such payment of Basic Rent, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such failure of the Lessee (but such cure shall not relieve the Lessee of any of its obligations and shall not cure any other Indenture Event of Default) or (B) if there shall occur a Lease Event of Default in respect of any other payment of Rent (other than Basic Rent) or a Lease Event of Default shall have occurred and be continuing, which Lease Event of Default is curable by the payment of money (it being understood that actions such as the obtaining of insurance or the procuring of maintenance services can be so effected), then as long as no other Indenture Event of Default (other than arising from such Lease Event of Default or which is concurrently being cured pursuant to this Section 4.04(a)) shall have occurred and be continuing the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of a period of 30 days (a "30-Day Period") after receiving written notice of such Lease Event of Default from the Indenture Trustee (prior to the expiration of which 30-Day Period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article IV), an amount equal to the full amount of such payment of Rent, together with any interest due thereon on account of the delayed payment thereof or otherwise make such payment as shall effect such cure, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such Lease Event of Default (but such cure shall not relieve the Lessee of any of its obligations); provided however, Owner Participant and Owner Trustee, collectively, shall not be entitled to (x) cure more than three consecutive or six total defaults in the payment of Basic Rent, or (y) cure other Lease Events of Default (other than the payment of Basic Rent) if the outstanding amount which has been paid by the Owner Participant or the Owner Trustee and not reimbursed to such parties by the Lessee pursuant to this clause (y) exceeds in the aggregate $3,000,000. Upon any cure by the Owner Participant or the Owner Trustee in accordance with the first sentence of this Section 4.04(a), the Owner Participant or the Owner Trustee shall, to the extent of their respective payments, be subrogated to the rights of the Indenture Trustee, as assignee hereunder of the Owner Trustee to receive such payment of Rent (and any interest due thereon on account of the delayed payment thereof) or right of reimbursement, and shall be entitled to receive such payment upon its receipt by the Indenture Trustee as aforesaid (but in each case only if all amounts of principal and interest at the time due and payable on the Equipment Notes shall have been paid in full); provided that neither the Owner Participant nor the Owner Trustee shall attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this Section 4.04(a) except by demanding of the Lessee payment of such amount or by prosecuting an action against the Lessee to require the payment of such amount; provided further, that with respect to any amounts advanced by and owing to the Owner Trustee and the Owner Participant, the Owner Trustee and the Owner Participant shall be expressly subordinated to the right of the holders of the Equipment Notes to receive any and all amounts then due and owing on the Equipment Notes prior to any payment from the Lessee to the Owner Trustee or the Owner Participant.

          (b) Option to Purchase Equipment Notes. In the event that (i) at any time one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 180 days or more during which time the Equipment Notes could, but shall not, have been accelerated pursuant to Section 4.02, (ii) the Equipment Notes shall have been accelerated pursuant to Section 4.02 or (iii) the Indenture Trustee, as assignee hereunder of the Lease, shall have declared the Lease to be in default and shall have commenced the exercise of any additional remedy in respect of the Units under the Lease, then and in any such case, upon 30 days' notice (which notice shall be irrevocable) from the Owner Trustee to the Indenture Trustee designating a date of purchase (the "Purchase Date") which shall be a Determination Date, each holder of an Equipment Note will be obligated to, upon and subject to receipt by the Indenture Trustee from the Owner Trustee or its nominee of an amount equal to the aggregate unpaid principal amount of all Equipment Notes, together with accrued interest thereon to the Purchase Date, plus all other sums then due and payable to such holder of an Equipment Note hereunder, but without any Make-Whole Amount or other premium, forthwith sell, assign, transfer and convey to the Owner Trustee or its nominee on the Purchase Date all of the right, title and interest of such holder in and to the Equipment Notes then held by such holder, and the Owner Trustee or its nominee shall assume all of such holder's obligations under the Participation Agreement; provided that the Owner Trustee or its nominee must purchase all and not less than all of the Equipment Notes then outstanding. During such 30-day notice period, the Indenture Trustee shall not exercise any of the rights, remedies or powers pursuant to Section 15 of the Lease or this Article IV, so long as the Owner Participant (or any nominee of the Owner Participant reasonably acceptable to the Indenture Trustee) has notified the Indenture Trustee that the notice so provided by the Owner Trustee or its nominee pursuant to this Section 4.04(b) constitutes the binding obligation of the Owner Trustee or its nominee to purchase the Equipment Notes.

          (c) Restrictions on Certain Actions. Notwithstanding any provision of this Indenture to the contrary, the Indenture Trustee shall not foreclose the Lien of this Indenture or otherwise exercise remedies hereunder which would result in the exclusion of the Owner Trustee from the Indenture Estate or any part thereof as a result of an Indenture Event of Default that constitutes or occurs solely by virtue of one or more Lease Events of Default (at a time when no other Indenture Event of Default unrelated to any Lease Event of Default shall have occurred and be continuing) unless the Indenture Trustee as security assignee of the Owner Trustee has proceeded or is then currently proceeding, to the extent it is then entitled to do so hereunder and under the Lease and is not then stayed or otherwise prevented from doing so by operation of law, to exercise one (or more, as it shall in its good faith discretion determine) of the comparable remedies provided for in Section 15 of the Lease with respect to the Equipment, provided that in the event the Indenture Trustee shall be so stayed or otherwise prevented from exercising such remedies under the Lease, it shall in any event refrain from so foreclosing or exercising such other remedies hereunder for a period of not less than 90 days, and further provided that in the event the Lessee as debtor in a proceeding under Chapter 11 of the Bankruptcy Code (or any trustee appointed for the Lessee as debtor in any such bankruptcy case) shall have assumed the Lease with the approval of the bankruptcy court having jurisdiction over such case, under Section 365 of the Bankruptcy Code or any amended or successor version thereof, and no Lease Event of Default other than as specified in Section 14(g) or Section 14(h) of the Lease has occurred and is continuing and no Indenture Event of Default unrelated to a Lease Event of Default occurring solely pursuant to Section 14(g) or 14(h) of the Lease shall have occurred and be continuing, the Indenture Trustee shall refrain from so foreclosing or exercising such other remedies hereunder. Nothing in this Section 4.04(c) shall prevent the Indenture Trustee from foreclosing or exercising such other remedies hereunder to the extent the Lessee fails to comply with any provisions of any order issued in connection with the assumption of the Lease.

          Section 4.05. Rights of Lessee. Notwithstanding the provisions of this Indenture, including, without limitation, Section 4.03, so long as no Lease Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee shall take any action contrary to, or disturb, the Lessee's rights under the Lease, except in accordance with the provisions of the Lease, including, without limitation, (i) the right to receive all monies due and payable to it in accordance with the provisions of the Lease and (ii) the Lessee's rights to possession and use of, and of quiet enjoyment of, the Equipment.

          Section 4.06. Waiver of Existing Defaults. A Majority in Interest by notice to the Indenture Trustee on behalf of all holders of the Equipment Notes may waive any past default hereunder and its consequences, except a default:
(i) in the payment of the principal of, premium, if any, or interest on any Equipment Note, or (ii) in respect of a covenant or provision hereof which under
Article IX hereof cannot be modified or amended without the consent of the holder of each Equipment Note affected. Upon any such waiver, such default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  Article V.
                        Duties of the Indenture Trustee

          Section 5.01. Action upon Indenture Event of Default. If any payments of Basic Rent or payments of the principal or interest or premium, if any, on the Equipment Notes due and payable on any Rent Payment Date shall not have been paid in full on such Rent Payment Date, the Indenture Trustee shall give telephonic notice within one Business Day (followed by prompt written notice) to the Owner Trustee, the Owner Participant, the Loan Participant and the Lessee specifying the amount and nature of such deficiency in payment. In the event the Indenture Trustee shall have knowledge of an Indenture Event of Default or an Indenture Default, the

Indenture Trustee shall give prompt notice of such Indenture Event of Default or Indenture Default to the Lessee, the Owner Trustee, the Owner Participant and the Loan Participant by telegram, facsimile, or telephone (to be promptly confirmed in writing). In the event the Owner Trustee shall have knowledge of an Indenture Event of Default or an Indenture Default, the Owner Trustee shall give notice of such Indenture Event of Default or Indenture Default in the same manner to the Lessee, the Indenture Trustee, the Owner Participant and the Loan Participant. Subject to the terms of Section 5.03, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to such Indenture Event of Default or Indenture Default as the Indenture Trustee shall be instructed in writing by a Majority in Interest. If the Indenture Trustee shall not have received instructions as above provided within 20 days after the mailing of notice of such Indenture Event of Default or such Indenture Default to the Loan Participant by the Indenture Trustee, the Indenture Trustee may, but shall not be obligated to, take such action, or refrain from taking such action, with respect to such Indenture Event of Default or Indenture Default as it shall determine to be advisable in the best interests of the Loan Participant. Any provision of this Section 5.01 to the contrary notwithstanding, the Indenture Trustee shall not declare the Lease to be in default solely in respect of the Lessee's failure to make any payment of Basic Rent within 10 Business Days after the same shall have become due, unless the 10-Day Period within which, pursuant to Section 4.04(a), the Owner Participant or the Owner Trustee are entitled to cure such failure shall have expired. For all purposes of this Indenture, in the absence of actual knowledge, neither the Owner Trustee nor the Indenture Trustee shall be deemed to have knowledge of an Indenture Event of Default (except, in the case of the Indenture Trustee, the failure of the Lessee to pay any installment of Basic Rent that is required to be paid directly to the Indenture Trustee within the 10 Business Days after the same shall become due or the failure of the Lessee to maintain insurance as required under Section 12 of the Lease if the Indenture Trustee shall receive notice thereof from an insurer or insurance broker) unless notified in writing by the Lessee, the Owner Trustee, one or more Loan Participants or the Owner Participant; and "actual knowledge" (as used in the foregoing clause) of the Owner Trustee or the Indenture Trustee shall mean actual knowledge of an officer in the Corporate Trust Administration of the Owner Trustee or the Corporate Trust Department of the Indenture Trustee, as the case may be.

          Section 5.02. Action upon Instructions. Subject to the terms of Sections 5.01 and 5.03, upon the written instructions at any time and from time to time of a Majority in Interest, the Indenture Trustee shall take such of the following actions as may be specified in such instructions (subject to the rights of the other parties thereto, except to the extent assigned hereunder):
(i) subject to and solely to the extent permitted by the terms hereof and of the Lease, give such notice, direction or consent, or exercise such right, remedy or power hereunder or under the Lease or in respect of any part or all of the Indenture Estate or take such other action as shall be specified in such instructions; and (ii) after an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, approve as satisfactory to it all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without the written instructions of a Majority in Interest the Indenture Trustee shall not take any action described in clauses (i) and (ii) above.

          Upon the expiration or earlier termination of the Lease Term with respect to any Unit under the Lease and after payment of the portion of the principal of, together with interest and premium, if any, on the Equipment Notes in accordance with the terms of this Indenture, or, if and so long as no Indenture Event of Default shall have occurred and be continuing, upon the transfer by the Owner Trustee to the Lessee or its designee of any Unit pursuant to Section 10 or 11 of the Lease or the retention by the Owner Trustee of any Unit pursuant to Section 10.3 of the Lease, then the Indenture Trustee shall in either such case, upon the written request of the Owner Trustee, and receipt by the Indenture Trustee of funds necessary to prepay the Equipment Notes required to be prepaid in connection with such purchase, termination, retention or Event of Loss, execute and deliver to, or as directed in writing by, the Owner Trustee an appropriate instrument (in due form for recording) furnished by the Owner Trustee or the Lessee releasing such property from the Lien of this Indenture.

          Section 5.03.    Indemnification.
                           ---------------

          (a) The Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 5.01 (other than the first two sentences thereof) or 5.02 or Article IV if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 5.01 or 5.02 or Article IV, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised in writing by independent counsel that such action is contrary to the terms hereof or of the Lease or the Participation Agreement, or is otherwise contrary to law.

          (b) Each Loan Participant may, but shall not be required to, participate in any indemnification of the Indenture Trustee given pursuant to paragraph (a) of this Section 5.03. Each Loan Participant so participating shall be entitled to reimbursement for such participation in accordance with Article III.

          Section 5.04. No Duties Except as Specified in Indenture or Instructions. The Indenture Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Equipment or any other part of the Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Indenture, the Lease, or the Participation Agreement, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions received pursuant to the terms of Section 5.01 or 5.02; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee. Each of the Owner Trustee (only in its individual capacity) and the Indenture Trustee nevertheless agrees that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any liens or encumbrances on any part of the Indenture Estate, or on any properties of the Owner Trustee assigned, pledged or mortgaged as part of the Indenture Estate, which result from claims against it in its individual capacity not related to the ownership of the Equipment (in the case of the Owner Trustee), administration of the Indenture Estate (in the case of the Indenture Trustee) or any other transaction under this Indenture or the Trust Agreement or any document included in the Indenture Estate.

          Section 5.05. No Action Except under Lease, Indenture or Instructions. The Indenture Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Equipment or other property constituting part of the Indenture Estate except (i) as required by the terms of the Lease and the Participation Agreement, (ii) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to this Indenture, or (iii) in accordance with the express terms hereof or with written instructions pursuant to Section 5.01 or 5.02.

          Section 5.06. Disposition of Units. At any time and from time to time prior to the expiration of the Lease Term, any Unit for which the provisions of
Section 11.4(a) of the Lease has been satisfied may be disposed of in accordance with the provisions of Section 11.4(a) of the Lease, and the Owner Trustee shall, from time to time, direct the Indenture Trustee to, provided no Lease Event of Default shall have occurred and be continuing, execute and deliver to it, or as directed in writing by the Owner Trustee, an appropriate instrument furnished by the Owner Trustee or the Lessee releasing such Unit from the Lien of the Indenture, but only in respect of such Unit.

          Section 5.07. Indenture Supplements for Replacements. In the event of a Replacement Unit being substituted as contemplated by Section 11.2 of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the holders of the Equipment Notes and the Lessee, subject to compliance by the Lessee with its obligations set forth in Section 11 of the Lease, to execute and deliver an Indenture Supplement substantially in the form of Exhibit A hereto and, provided no Lease Event of Default or Lease Default shall have occurred and be continuing, execute and deliver to the Lessee an appropriate instrument releasing the Unit being replaced from the Lien of the Indenture.

          Section 5.08. Effect of Replacements. In the event of the substitution of a Replacement Unit, all provisions of this Indenture relating to the Unit or Units being replaced shall be applicable to such Replacement Unit with the same force and effect as if such Replacement Unit was the same Unit being replaced.

          Section 5.09. Withholding Taxes. The Indenture Trustee, as agent for the Owner Trustee, shall exclude and withhold from each payment of principal, premium, if any, and interest and other amounts due hereunder or under the Equipment Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Equipment Notes, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each holder of an Equipment Note appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time.

          Section 5.10. Lessee's Right of Quiet Enjoyment. Notwithstanding any of the provisions of this Indenture to the contrary, so long as Lessee is in compliance with its obligations under the Lease (including applicable grace periods) and no Lease Event of Default has occurred and is continuing unremedied, the Indenture Trustee will comply with Section 8 of the Participation Agreement to the same extent as if it were the Lessor under the Lease. Each holder of an Equipment Note, by its acceptance thereof, consents in all respects to the terms of the Lease and the Participation Agreement and agrees to the provisions of this Section 5.10.

                                  Article VI.
                  The Owner Trustee and the Indenture Trustee

          Section 6.01. Acceptance of Trusts and Duties. The Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all moneys received by it constituting part of the Indenture Estate in accordance with the terms hereof. The Indenture Trustee shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or negligence or willful misconduct in the case of application or investment of moneys constituting the Indenture Estate) or breach of any of its representations or warranties or covenants set forth herein or in the Participation Agreement, or the performance of its obligations under the last sentence of Section 5.04; and the Owner Trustee shall not be liable for any action or inaction of the Indenture Trustee and the Indenture Trustee shall not be liable for any action or inaction of the Owner Trustee. The Owner Trustee shall not be deemed a trustee for, or agent of, the holders of the Equipment Notes for any purpose.

          Section 6.02. Absence of Duties. Except in accordance with written instructions or requests furnished pursuant to Section 5.01 or Section 5.02 and except as provided in, and without limiting the generality of, Section 5.04, the Indenture Trustee shall have no duty (i) to see to any registration of the Equipment or any recording or filing of the Lease, or of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto, (iii) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (iv) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to the Equipment. Notwithstanding the foregoing, the Indenture Trustee will furnish to any Loan Participant, so long as such Loan Participant or its nominees shall hold any of the Equipment Notes, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee under this Indenture, to the extent that the same shall not have been furnished to the Indenture Trustee and the Loan Participants pursuant to the Lease.

          Section 6.03. No Representations or Warranties as to the Equipment or Documents. Neither the Owner Trustee nor the Owner Trustee in its individual capacity nor the Indenture Trustee makes or shall be deemed to have made (i) any representation or warranty, express or implied, as to the value, condition, design, operation, merchantability or fitness for use of the Equipment or as to their title thereto, or any other representation or warranty with respect to the Equipment whatsoever, or (ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Participation Agreement, the Equipment Notes, the Lease, any Lease Supplement, any Indenture Supplement or any other document or instrument or as to the correctness of any statement contained in any thereof (except as to the representations and warranties made by the Owner Trustee in its individual capacity as set forth in Section 3.1 of the Participation Agreement), except that the Owner Trustee and the Indenture Trustee each in its individual capacity hereby confirms the representations and warranties made by it in its individual capacity in Sections 3.1 and 3.3, respectively, of the Participation Agreement.

          Section 6.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------

          (a) Subject to Section 6.04(b), no moneys received by the Indenture Trustee hereunder need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Indenture Trustee, and, except as otherwise agreed by the Owner Trustee or the Indenture Trustee, as the case may be, neither the Owner Trustee nor the Indenture Trustee shall be liable for any interest thereon.

          (b) Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or the Lease and not required to be distributed as herein provided shall be invested and reinvested by the Indenture Trustee from time to time in Specified Investments at the written direction and at the risk and expense of the Lessee, except that in the absence of any such direction, such amounts need not be invested and reinvested and except that after a Lease Event of Default shall have occurred and be continuing, such amounts shall be so invested and reinvested by the Indenture Trustee in Indenture Investments. Any net income or gain realized as a result of any such investments or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same times, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof or of the Lease pursuant to which such amounts were required to be held and if no Lease Event of Default shall have occurred and be continuing any excess shall be paid to the Lessee. Any such Specified Investments or Indenture Investments may be sold or otherwise reduced to cash (without regard to maturity date) by the Indenture Trustee whenever necessary to make any application as required by such provisions. The Indenture Trustee shall have no liability for any loss resulting from any such investment or reinvestment other than by reason of the willful misconduct or gross negligence of the Indenture Trustee.

          Section 6.05. Reliance; Agents; Advice of Counsel. The Indenture Trustee shall incur no liability to anyone acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on a certificate, signed by an officer of the Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall furnish to the Owner Trustee upon request such information and copies of such documents as the Indenture Trustee may have and as are necessary for the Owner Trustee to perform its duties under Article II hereof. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this

Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof, and need not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the reasonable expense of the Indenture Estate, consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons' area of competence (so long as the Indenture Trustee shall have exercised reasonable care in selecting such persons).

          Section 6.06. Not Acting in Individual Capacity. The Owner Trustee and the Indenture Trustee each acts hereunder solely as trustee hereunder and, in the case of the Owner Trustee, under the Trust Agreement and not in its individual capacity unless otherwise expressly provided; and all Persons, other than the holders of Equipment Notes to the extent expressly provided in this Indenture, having any claim against the Owner Trustee or the Indenture Trustee by reason of the transactions contemplated hereby shall, subject to the Lien and priorities of payment as herein provided, look only to the Indenture Estate for payment or satisfaction thereof.

                                 Article VII.
     Certain Limitations on Owner Trustee's and Indenture Trustee's Rights

          Each of the Owner Trustee and the Indenture Trustee agree that it shall have no right against the holders of the Equipment Notes or the Indenture Estate (except in the case of the Indenture Trustee as expressly provided in Section 4.03 hereof) for any fee as compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liability which it may incur in the exercise and performance of such powers and duties but, on the contrary, shall look solely to the Lessee for such payment and indemnification and that neither the Owner Trustee nor the Indenture Trustee shall have any lien on nor security interest in the Indenture Estate as security for such compensation, expenses, reasonable counsel fees, if any, disbursements and indemnification.

                                 Article VIII.
                               Successor Trustees

          Section 8.01. Notice of Successor Owner Trustee. In the case of any appointment of a successor Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all the business involving the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee, the Lessee and the holders of all Equipment Notes at the time outstanding.

          Section 8.02. Resignation of Indenture Trustee; Appointment of Successor. The resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this
Section 8.02. The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to the Owner Trustee, the Owner Participant, the Lessee and the holders of the Equipment Notes. A Majority in Interest may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Owner Participant, the Lessee and the Indenture Trustee. The Owner Trustee may remove the Indenture Trustee if: (1) the Indenture Trustee fails to comply with Section 8.02(c); (2) the Indenture Trustee is adjudged a bankrupt or an insolvent; (3) a receiver or public officer takes charge of the Indenture Trustee or its property; or (4) the Indenture Trustee becomes incapable of performing its duties hereunder.

          (a) In the case of the resignation or removal of the Indenture Trustee, the Owner Trustee shall, unless otherwise directed by a Majority in Interest, promptly appoint a successor Indenture Trustee, provided that a Majority in Interest may appoint, within one year after such resignation or removal, a successor Indenture Trustee which may be other than the successor Indenture Trustee appointed as provided above, and such successor Indenture Trustee appointed as provided above shall be superseded by the successor Indenture Trustee so appointed by a Majority in Interest. If a successor Indenture Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Indenture Trustee gives notice of resignation or is removed as provided above, the retiring Indenture Trustee, the Lessee, the Owner Trustee or a Majority in Interest may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Any successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as provided in the proviso to the first sentence of this paragraph (a) within one year from the date of the appointment by such court.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and the Lessee and to the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless, upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Indenture Trustee, and such Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder.

          (c) The Indenture Trustee shall be a bank or trust company organized under the laws of the United States or any State thereof having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Indenture Trustee under this Indenture without further act.

                                  Article IX.
       Supplements and Amendments to this Indenture and Other Documents

          Section 9.01.    Supplemental Indentures without Consent of Holders.
                           --------------------------------------------------

          (a) The Owner Trustee and the Indenture Trustee, at any time and from time to time, without notice to or the consent of any holders of any Equipment Notes, may enter into one or more indentures supplemental hereto for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Indenture or to subject to the Lien of this Indenture any Unit or Units substituted for any Unit or Units in accordance with the Lease; provided, however, that indenture supplements entered into for the purpose of subjecting to the Lien of this Indenture any Unit or Units substituted for any in accordance with the Lease need only be executed by the Owner Trustee; or

               (ii) to evidence the succession of another trustee to the Owner Trustee and the assumption by any such successor of the covenants of the Owner Trustee herein and in the Equipment Notes contained, or to evidence (in accordance with Article VIII) the succession of a new Indenture Trustee hereunder; or

               (iii) to add to the covenants of the Owner Trustee, for the benefit of the holders of the Equipment Notes, or to surrender any right or power herein conferred upon the Owner Trustee; or

               (iv) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising hereunder so long as any such action does not adversely affect the interests of the holders of the Equipment Notes;

provided that no such supplement to this Indenture or waiver or modification of the terms hereof shall adversely affect in a substantive manner the interests of the Lessee without the Lessee's prior written consent, and in no event shall the terms of the proviso to the first sentence of Section 4.03(a) or Section 4.05 be so altered or modified without such Lessee consent.

          (b) Supplemental Indentures with Consent of Majority In Interest. With the written consent of a Majority in Interest, the Owner Trustee (but only on the written request of the Owner Participant) may, and the Indenture Trustee, subject to Section 9.02 hereof, shall, at any time and from time to time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights and obligations of holders of the Equipment Notes and of the Owner Trustee under this Indenture; provided, however, without the consent of each holder of an Equipment Note affected thereby, no such supplemental indenture shall:

               (1) change the final maturity of the principal of any Equipment Note, or change the dates or amounts of payment of any installment of the principal of, premium, if any, or interest on any Equipment Note, or reduce the principal amount thereof or the premium, if any, or interest thereon, or change to a location outside the United States the place of payment where, or the coin or currency in which, any Equipment Note or the premium, if any, or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or premium, if any, or interest on or after the date such principal or premium, if any, or interest becomes due and payable; or

               (2) create any Lien with respect to the Indenture Estate ranking prior to, or on a parity with, the security interest created by this Indenture except such as are permitted by this Indenture, or deprive any holder of an Equipment Note of the benefit of the Lien on the Indenture Estate created by this Indenture; or

               (3) reduce the percentage in principal amount of the Equipment Notes, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture, or of certain defaults hereunder and their consequences) provided for in this Indenture; or

               (4) modify any provisions of this Section 9.01(b), except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Equipment Note affected thereby;

provided that no such supplement to this Indenture or waiver or modification of the terms hereof shall adversely affect in a substantive manner the interests of the Lessee without the Lessee's prior written consent, and in no event shall the terms of the proviso to the first sentence of Section 4.03(a) or Section 4.05 be so altered or modified without such Lessee consent.

          Section 9.02. Indenture Trustee Protected. If in the opinion of the Indenture Trustee any document required to be executed pursuant to the terms of
Section 9.01 adversely affects any right, duty, immunity or indemnity in favor of the Indenture Trustee under this Indenture, the Participation Agreement or the Lease, the Indenture Trustee may in its discretion decline to execute such document.

          Section 9.03. Request of Substance, Not Form. It shall not be necessary for the consent of the holders of Equipment Notes under Section 9.01(b) to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Section 9.04. Documents Mailed to Holders. Promptly after the execution by the Indenture Trustee of any document entered into pursuant to
Section 9.01(b), the Indenture Trustee shall mail, by first-class mail, postage prepaid, a conformed copy thereof to each holder of an Equipment Note at its address last known to the Indenture Trustee, but the failure of the Indenture Trustee to mail such conformed copies shall not impair or affect the validity of such document.

          Section 9.05.  Amendments, Waivers, Etc. of Other Documents.

          (a) Notwithstanding any provision of this Indenture to the contrary, without the consent of a Majority in Interest, the respective parties to the Lease, the Participation Agreement and the Trust Agreement may not modify, amend or supplement any of such agreements, or give any consent, waiver, authorization or approval under any of such agreements, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of this Section 9.05 may be taken, except as otherwise expressly provided therein, without the consent of the Indenture Trustee or of a Majority in Interest or any holder of an Equipment Note.

          (b) Subject to the provisions of subsection (c) of this Section 9.05, the respective parties to the Lease, the Trust Agreement and the Participation Agreement, at any time and from time to time without the consent of the Indenture Trustee or of a Majority in Interest or any holder of an Equipment Note, may:

               (1) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority in Interest, the parties to the Lease shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease: Sections 2, 3.1 (if the result thereof would be to shorten the Basic Term to a period shorter than the period ending with the final maturity of the Equipment Notes), 3.2, 3.3, 3.4, 3.6 (except insofar as it relates to the address or account information of the Owner Trustee or Indenture Trustee) (other than as such Sections 3.1 through 3.4 and 3.6 may be amended pursuant to Section 3.4 of the Lease as originally executed), 4, 6 (but only to the extent such
     Section is made operative by Section 15), 7, 8, 9, 10 (except that additional requirements may be imposed on the Lessee's ability to terminate the Lease with respect to a Unit), 11 (except that additional requirements may be imposed on the Lessee's ability to replace a Unit subject to an Event of Loss), 12 (except that additional insurance requirements may be imposed on the Lessee), 13, 14, 15, 16, 17, 18, 19, 20, 21, 22 (if the
     result thereof would be to provide any renewal or purchase option contained in such Section prior to the final maturity of the Equipment Notes), 24, 25.1, 25.4, 25.6, 25.10, and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted as aforesaid in this clause (1) of subsection (b); provided that, in the event an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided, further, that, subject to the Indenture Trustee's rights to exercise remedies under Section 15 of the Lease without the prior consent of the Owner Trustee, and whether or not an Indenture Event of Default shall have occurred and be continuing, no such modification, amendment or supplement of the Lease or other action referred to in the preceding proviso shall be taken without the prior written consent of the Owner Trustee with respect to any of the provisions of Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 (with respect to insurance coverage of the interests of the Owner Trustee and the Owner Participant), 13, 14, 15 (in respect of the obligation to pay and the measure of money damages), 16 (with respect to filings or recordings benefiting the Owner Trustee or the Owner Participant), 17, 18, 19, 20, 22, 23, 25.1 and 25.5 of the Lease and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this proviso;

               (2) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority of Interest, the parties to the Trust Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to Sections 2.1, 2.2, 3.1, 4.4, 7.1, 7.2, 9.1, 10.1, 10.2, 10.7, 10.11 or any other Section of the Trust Agreement if such action would materially adversely affect the interest of the Loan Participants, and any definition of terms used in the Trust Agreement, to the extent that any modification of such definition would result in a modification of the Trust Agreement not permitted pursuant to this subsection (b);

               (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority of Interest, the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement: Sections 1, 2, 3, 4, 5, 6, 7, 10.2, 10.5, 10.7, 10.9 and 10.13(a), each provision of the Participation Agreement which specifically refers to the Indenture Trustee or Loan Participants and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

               (4) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provision thereof which may be defective or inconsistent with any other provision thereof or any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided any such action shall not adversely affect the interests of the holders of the Equipment Notes.

          (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 9.05, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding, shall, without the consent of the holder of each Equipment Note affected thereby:

               (1) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent or Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss or Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof or reduce the amount of any installment of Basic Rent so that the same is less than the payment of interest and principal on the Equipment Notes, as the case may be, to be made from such installment of Basic Rent or reduce the aggregate amount of Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and principal of the Equipment Notes required to be paid at the time of such payments, or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof so that the same is less than the accrued interest on and principal of the Equipment Notes required to be paid at the time of such payments; or

               (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its obligation in respect of payment of Basic Rent or Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof, except for any such assignment pursuant to Section 6.8 of the Participation Agreement, and except as provided in the Lease.

                                  Article X.
                                 Miscellaneous

          Section 10.01. Termination of Indenture. With respect to each Unit, this Indenture and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon the earliest to occur of (i) the termination of the Lease Term with respect to such Unit by Lessee pursuant to
Section 10 or Section 22.1 thereof and upon payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.10(a) in respect of such Unit, (ii) the termination of the Lease with respect to such Unit pursuant to Section 11 thereof and upon payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.10(b) in respect of such Unit, and (iii) the payment in full of the principal amount of and interest on all Equipment Notes outstanding hereunder and all other sums payable to the Indenture Trustee and the holders of the Equipment Notes hereunder and under such Equipment Notes and under the Participation Agreement.

          Section 10.02. No Legal Title to Indenture Estate in Holders. No holder of an Equipment Note shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any holder of an Equipment Note in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

          Section 10.03.  Sale of Equipment by Indenture Trustee is Binding.
Any sale or other conveyance of the Equipment by the Indenture Trustee made pursuant to the terms of this Indenture or the Lease shall bind the holders of the Equipment Notes, the Owner Trustee and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such holders of the Equipment Notes in and to the Equipment. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

          Section 10.04. Remedies Cumulative. Each and every right, power and remedy herein specifically given to the Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

          Section 10.05. Discontinuance of Proceedings. In case the Indenture Trustee shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Owner Participant, the Indenture Trustee and the Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been undertaken (but otherwise without prejudice).

          Section 10.06. Indenture and Equipment Notes for Benefit of Owner Trustee, Indenture Trustee, Owner Participant and Holders Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the Owner Trustee (individually and as trustee), the Indenture Trustee, the Owner Participant (as set forth herein) and the holders of the Equipment Notes any legal or equitable right, remedy or claim under or in respect of this Indenture or any Equipment Note.

          Section 10.07.  Notices.

          Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by either of the methods set forth in clause (i) or (ii), in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

     If to the Owner Trustee:           Wilmington Trust Company
                                        Rodney Square North
                                        1100 North Market Street
                                        Wilmington, DE  19890-0001
                                        Attention:         Corporate Trust Administration
                                        Fax No.:           (312) 651-8882
                                        Confirmation No.:  (312) 651-1000

                                        With copies to Owner Participant.

     If to Owner Participant:           With copies to:

                                        Watson, Farley & Williams
                                        380 Madison Avenue
                                        New York, NY  10017
                                        Attention:         Caryn Hemsworth
                                        Fax No.:           (212) 922-1512
                                        Confirmation No.:  (212) 922-2200

     If to the Indenture                Bank One, NA
     Trustee:                           1 Bank One Plaza
                                        Suite IL1-0126
                                        Chicago, Illinois  60670-0126
                                        Attention:         Corporate Trust
                                        Services           Division
                                                           (GATX Rail Trust No. 2000-1)
                                        Fax No.:           (312) 407-1708
                                        Confirmation No.:  (312) 407-8810
     If to Lessee:                      GATX Rail Corporation
                                        500 West Monroe Street
                                        Chicago, Illinois  60661
                                        Attention:         Treasurer
                                                           (GATX Trust Rail No. 2000-1)
                                        Fax No.:           (312) 621-6645
                                        Confirmation No.:  (312) 621-6200

     If to the Loan                     At such address as is set forth on
     Participant:                       Schedule 2 of the Participation
                                        Agreement or, if not so specified, at
                                        the address set forth in the register
                                        maintained pursuant to Section 2.07
                                        hereof, or at such address as such
                                        Loan Participant shall have furnished
                                        by notice to the Owner Trustee and
                                        the Indenture Trustee.

          Notwithstanding the foregoing provisions, for purposes of Sections 4.01, 4.02, 4.04, 5.01 and 5.02, written notice shall be deemed given when it is in fact received (by mail or otherwise) by any addressee at the respective addresses specified above.

          Section 10.08. Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In the event of any inconsistency or conflict between any provision of this Indenture and any provision of the Trust Agreement, such provision in this Indenture shall govern and control.

          Section 10.09. Separate Counterparts. This Indenture may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Indenture including a signature page executed by each of the parties hereto shall be an original counterpart of this Indenture, but all of such counterparts together shall constitute one instrument.

          Section 10.10. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and permitted assigns, the Owner Participant and its successors and permitted assigns, and the Indenture Trustee and its successors and permitted assigns, and each holder of an Equipment

Note, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any holder of an Equipment Note shall bind the successors and assigns of such holder.

          Section 10.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 10.12. Governing Law. This Indenture shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

          Section 10.13. Normal Commercial Relations. Anything contained in this Indenture to the contrary notwithstanding, the Owner Participant, the Owner Trustee or the Indenture Trustee or any affiliate of the Owner Participant, the Owner Trustee or the Indenture Trustee may enter into commercial banking or other financial transactions, and conduct banking or other commercial relationships, with the Lessee, any holder of an Equipment Note or the Indenture Trustee (in its individual capacity or otherwise) fully to the same extent as if this Indenture were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

          Section 10.14. No Recourse Against Others. No director, officer, employee or stockholder, as such, of Lessee, Owner Trustee, Owner Participant or Indenture Trustee shall have any liability for any obligations of Lessee, Owner Participant, Owner Trustee or Indenture Trustee or under the Equipment Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder of the Equipment Notes by accepting an Equipment Note waives and releases all such liability. The waiver and release are part of the consideration of the Equipment Notes.


                                 *     *     *

          In Witness Whereof, the parties hereto have caused this Indenture to be duly executed by their respective officers or attorneys-in-fact, as the case may be, thereunto duly authorized, as of the day and year first above written.

                                       BANK ONE, NA,
                                         as Indenture Trustee


                                       By: ________________________________
                                       Name: ______________________________
                                       Title: _____________________________

                                       WILMINGTON TRUST COMPANY,
                                         not in its individual capacity except
                                         as expressly provided in Section 6.03
                                         hereof but solely as Owner Trustee


                                       By: ________________________________
                                       Name: ______________________________
                                       Title: _____________________________

                                                                       EXHIBIT A

                       TRUST INDENTURE SUPPLEMENT NO. _
                         (GATX Rail Trust No. 2000-1)

     This Indenture Supplement No. __ (GATX Rail Trust No. 2000-1), dated ______ ____, ______ (this "Indenture Supplement"), of Wilmington Trust Company, a Delaware corporation, not in its individual capacity except as expressly provided herein but solely as owner trustee (the "Owner Trustee") under the Trust Agreement (GATX Rail Trust No. 2000-1), dated as of April 3, 2000 (the "Trust Agreement"), between the Owner Trustee in its individual capacity and
          , as Owner Participant;

                                  WITNESSETH:

     WHEREAS, the Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-1) dated as of April 3, 2000 (the "Indenture"), between the Owner Trustee and Bank One, NA as Indenture Trustee (the "Indenture Trustee"), provides for the execution and delivery of Indenture Supplements thereto substantially in the form hereof each of which shall particularly describe the Units covered by a related Lease Supplement under the Lease, by having attached thereto a copy of such related Lease Supplement, and shall specifically mortgage such Units to the Indenture Trustee;

     WHEREAS, the Indenture includes the Equipment described in the copy of Lease Supplement No. __ attached hereto and made a part hereof; and

     [WHEREAS, an executed counterpart of the Indenture is attached to this Indenture Supplement;]

     NOW, THEREFORE, in order to secure the prompt payment of the principal of, and premium, if any, and interest on all of the Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions in the Indenture for the benefit of the holders of the Equipment Notes and in the Equipment Notes, subject to the terms and conditions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Equipment Notes by the holders thereof, and of the sum of $1.00 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee
(i) has sold, assigned, transferred, pledged and confirmed, and does hereby sell, assign, transfer, pledge and confirm, a security interest in and mortgage lien on all right, title and interest of the Owner Trustee in and to the property comprising the Equipment described in the copy of Lease Supplement No. __ attached hereto, and (ii) has sold, assigned, transferred and set over, a security interest in and mortgage lien on all of the right, title and interest of the Owner Trustee under, in and to such Lease Supplement excluding, however, any rights to Excepted Property thereunder), referred to above, to the Indenture Trustee, its successors and assigns, in the trust created by the Indenture for the benefit of the holders from time to time of the Equipment Notes.

     To have and to hold all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the holders from time to time of the

Equipment Notes and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

     This Supplement shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     This Supplement may be executed by the Owner Trustee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

     AND FURTHER, the Owner Trustee hereby acknowledges that the Equipment referred to in the aforesaid Lease Supplement attached hereto and made a part hereof has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge or mortgage thereof under the Indenture.


                                 *    *     *

     IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                       WILMINGTON TRUST COMPANY,
                                         not in its individual capacity except
                                         as expressly provided herein but
                                         solely as Owner Trustee


                                       By: _________________________________
                                       Name: _______________________________
                                       Title: ______________________________

                                                                       EXHIBIT B


                           Terms of Equipment Notes
                           ------------------------

                                                Interest Rate
  Series     Principal Amount   Interest Rate   After Maturity   Final Maturity
  ------     ----------------   -------------   --------------   --------------
Series I       $ 9,884,000          8.10%           10.10%       January 13, 2020

Series II      $22,707,000          8.10%           10.10%       January 13, 2020

Series III     $10,786,000          8.10%           10.10%       January 13, 2020

Series IV      $18,382,000          8.10%           10.10%       January 13, 2020

                                                                       EXHIBIT C


                               Loan Participant
                               ----------------

                                                              Percentage of
Equipment Notes               Loan Participant               Principal Amount
---------------               ----------------               ----------------
Equipment Notes    Bank One, NA, as Trustee under the Pass         100%
                   Through Trust Agreement, dated as of
                   April 3, 2000 between Bank One, NA and
                   GATX Rail Corporation, as supplemented
                   by Trust Supplement No. 1 thereto dated
                   April 3, 2000.

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-1
                                   Series I

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     0.0000000%
Jan 13 2003                                                     2.5365582%
Jul 13 2003                                                     2.6231419%
Jan 13 2004                                                     2.7087698%
Jul 13 2004                                                     2.7841870%
Jan 13 2005                                                     2.8639240%
Jul 13 2005                                                     2.9483629%
Jan 13 2006                                                     3.0379322%
Jul 13 2006                                                     3.1331141%
Jan 13 2007                                                     3.2165833%
Jul 13 2007                                                     3.3419498%
Jan 13 2008                                                     3.4574976%
Jul 13 2008                                                     3.5813217%
Jan 13 2009                                                     7.4286887%
Jul 13 2009                                                     0.0000000%
Jan 13 2010                                                     8.0026601%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     8.7228915%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                     9.5564941%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    15.3363115%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    21.4819982%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    29.6689750%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    25.4547879%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    64.2493611%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (1)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-1
                                   Series II

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     0.0000000%
Jan 13 2003                                                     1.7164733%
Jul 13 2003                                                     2.6277372%
Jan 13 2004                                                     2.7136432%
Jul 13 2004                                                     2.7739251%
Jan 13 2005                                                     2.8689174%
Jul 13 2005                                                     2.9373368%
Jan 13 2006                                                     3.0430397%
Jul 13 2006                                                     3.1212068%
Jan 13 2007                                                     3.2396635%
Jul 13 2007                                                     3.3296337%
Jan 13 2008                                                     3.4634520%
Jul 13 2008                                                     3.5678890%
Jan 13 2009                                                     3.7204522%
Jul 13 2009                                                     3.8642186%
Jan 13 2010                                                     3.9973351%
Jul 13 2010                                                     4.1869073%
Jan 13 2011                                                     4.3457267%
Jul 13 2011                                                     4.5683998%
Jan 13 2012                                                     9.5477387%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    10.5555556%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    11.8012423%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    17.4491931%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    30.5873877%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                    22.6482729%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    64.2493611%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (2)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-1
                                  Series III

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     0.0000000%
Jan 13 2003                                                     1.6762891%
Jul 13 2003                                                     2.4460432%
Jan 13 2004                                                     2.4926254%
Jul 13 2004                                                     2.5714718%
Jan 13 2005                                                     2.6393417%
Jul 13 2005                                                     2.7108914%
Jan 13 2006                                                     2.7700377%
Jul 13 2006                                                     2.8658126%
Jan 13 2007                                                     2.9503645%
Jul 13 2007                                                     3.0400572%
Jan 13 2008                                                     3.1169310%
Jul 13 2008                                                     3.2362460%
Jan 13 2009                                                     3.3444816%
Jul 13 2009                                                     3.4602076%
Jan 13 2010                                                     7.1473751%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     9.9997119%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                    13.5401121%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    16.9826204%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    22.1836388%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    30.9142683%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    48.5252427%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    45.5708285%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (3)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-1
                                   Series IV

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     0.0000000%
Jan 13 2003                                                     1.9510991%
Jul 13 2003                                                     2.4390244%
Jan 13 2004                                                     2.5000000%
Jul 13 2004                                                     2.5641026%
Jan 13 2005                                                     2.6471504%
Jul 13 2005                                                     2.7031350%
Jan 13 2006                                                     2.7782344%
Jul 13 2006                                                     2.8576260%
Jan 13 2007                                                     2.9590948%
Jul 13 2007                                                     3.0313902%
Jan 13 2008                                                     3.1261561%
Jul 13 2008                                                     3.2270384%
Jan 13 2009                                                     3.3346488%
Jul 13 2009                                                     3.4700959%
Jan 13 2010                                                     7.1473884%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     8.6032648%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                    13.1512110%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    16.4209804%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    21.3058525%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    29.3598334%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    45.0711851%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    52.0861181%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (4)

                  ___________________________________________

                     TRUST INDENTURE AND SECURITY AGREEMENT
                          (GATX Rail Trust No. 2000-2)



                           Dated as of April 3, 2000



                                    between



                           WILMINGTON TRUST COMPANY,

               not in its individual capacity except as expressly
                  provided herein but solely as Owner Trustee


                                      and


                                 BANK ONE, NA,

                              as Indenture Trustee


                             Assorted Railroad Tank
                          Cars and Covered Hopper Cars

                  ___________________________________________

                               Table of Contents

                                                                                               Page
Article I.   Definitions....................................................................      4
                    Section 1.01.   Certain Definitions.....................................      4

Article II.  The Equipment Notes............................................................      4
                    Section 2.01.   Form of Equipment Notes.................................      4
                    Section 2.02.   Terms of Equipment Notes................................      8
                    Section 2.03.   Payment from Indenture Estate Only......................      8
                    Section 2.04.   Method of Payment.......................................      9
                    Section 2.05.   Application of Payments to Principal Amount and
                                    Interest................................................      9
                    Section 2.06.   Termination of Interest in Indenture Estate.............      9
                    Section 2.07.   Transfer of Equipment Notes.............................      9
                    Section 2.08.   Mutilated, Destroyed, Lost or Stolen Equipment
                                    Notes...................................................     10
                    Section 2.09.   Payment of Transfer Taxes...............................     11
                    Section 2.10.   Prepayments.............................................     11
                    Section 2.11.   Equally and Ratably Secured.............................     12

Article III. Receipt, Distribution and Application of Income from the Indenture Estate;
             Assumption of Obligations of Owner Trustee by the Lessee.......................     13

                    Section 3.01.   Basic Rent Distribution.................................     13
                    Section 3.02.   Payments in the Event of Prepayment.....................     13
                    Section 3.03.   Payments after Indenture Event of Default...............     14
                    Section 3.04.   Other Payments..........................................     15
                    Section 3.05.   Distribution of Excepted Property.......................     15
                    Section 3.06.   Assumption of Obligations of Owner Trustee by the
                                    Lessee..................................................     15

Article IV.  Remedies of the Indenture Trustee upon an Indenture Event of Default...........     17
                    Section 4.01.   Indenture Events of Default.............................     17
                    Section 4.02.   Acceleration; Rescission and Annulment..................     19
                    Section 4.03.   Remedies with Respect to Indenture Estate...............     19
                    Section 4.04.   Right to Cure; Option to Purchase; Etc..................     22
                    Section 4.05.   Rights of Lessee........................................     24
                    Section 4.06.   Waiver of Existing Defaults.............................     24

Article V.   Duties of the Indenture Trustee................................................     24
                    Section 5.01.   Action upon Indenture Event of Default..................     24
                    Section 5.02.   Action upon Instructions................................     25
                    Section 5.03.   Indemnification.........................................     26

 PAGE>

                    Section 5.04.   No Duties Except as Specified in Indenture or
                                    Instructions...................................................     26
                    Section 5.05.   No Action Except under Lease, Indenture
                                    or Instructions................................................     26
                    Section 5.06.   Disposition of Units...........................................     27
                    Section 5.07.   Indenture Supplements for Replacements.........................     27
                    Section 5.08.   Effect of Replacements.........................................     27
                    Section 5.09.   Withholding Taxes..............................................     27
                    Section 5.10.   Lessee's Right of Quiet Enjoyment..............................     27

Article VI.    The Owner Trustee and the Indenture Trustee.........................................     28
                    Section 6.01.   Acceptance of Trusts and Duties................................     28
                    Section 6.02.   Absence of Duties..............................................     28
                    Section 6.03.   No Representations or Warranties as to the Equipment or
                                    Documents......................................................     28
                    Section 6.04.   No Segregation of Moneys; No Interest;
                                    Investments....................................................     29
                    Section 6.05.   Reliance; Agents; Advice of Counsel............................     29
                    Section 6.06.   Not Acting in Individual Capacity..............................     30

Article VII.   Certain Limitations on Owner Trustee's and Indenture Trustee's Rights...............     30

Article VIII.  Successor Trustees..................................................................     30
                    Section 8.01.   Notice of Successor Owner Trustee..............................     30
                    Section 8.02.   Resignation of Indenture Trustee; Appointment of
                                    Successor......................................................     30

Article IX.    Supplements and Amendments to this Indenture and Other Documents....................     32
                    Section 9.01.   Supplemental Indentures without Consent of
                                    Holders........................................................     32
                    Section 9.02.   Indenture Trustee Protected....................................     33
                    Section 9.03.   Request of Substance, Not Form.................................     33
                    Section 9.04.   Documents Mailed to Holders....................................     33
                    Section 9.05.   Amendments, Waivers, Etc. of Other Documents...................     34

Article X.     Miscellaneous.......................................................................     36
                    Section 10.01.  Termination of Indenture.......................................     36
                    Section 10.02.  No Legal Title to Indenture Estate in Holders..................     37
                    Section 10.03.  Sale of Equipment by Indenture Trustee is
                                    Binding........................................................     37
                    Section 10.04.  Remedies Cumulative............................................     37
                    Section 10.05.  Discontinuance of Proceedings..................................     37
                    Section 10.06.  Indenture Trustee, Owner Participant and
                                    Holders Only Indenture and Equipment Notes for
                                    Benefit of Owner Trustee,......................................     37
                    Section 10.07.  Notices........................................................     38
                    Section 10.08.  Severability...................................................     39
                    Section 10.09.  Separate Counterparts..........................................     39
                    Section 10.10.  Successors and Assigns.........................................     39

                    Section 10.11.  Headings........................................................     40
                    Section 10.12.  Governing Law...................................................     40
                    Section 10.13.  Normal Commercial Relations.....................................     40
                    Section 10.14.  No Recourse Against Others......................................     40

EXHIBIT A-     Form of Trust Indenture Supplement
EXHIBIT B-     Terms of Equipment Notes
EXHIBIT C-     Loan Participants

APPENDIX A-    Definitions

ANNEX A-       Amortization Schedule

                    TRUST INDENTURE AND SECURITY AGREEMENT
                         (GATX Rail Trust No. 2000-2)

          This TRUST INDENTURE AND SECURITY AGREEMENT (GATX Rail Trust No. 2000-
2) dated as of April 3, 2000 (this "Indenture"), between Wilmington Trust
                                    ---------
Company, not in its individual capacity except as expressly provided in Section
6.03 hereof, but solely as trustee under the Trust Agreement referred to below and any successor appointed in accordance with the terms hereof and of the Trust Agreement (herein in such trustee capacity called the "Owner Trustee"), and Bank
                                                       -------------
One, NA, a national banking association, as Indenture Trustee hereunder and any successor appointed in accordance with the terms hereof (herein called the "Indenture Trustee");
 -----------------

                                  WITNESSETH:

          WHEREAS, the Owner Participant and the Owner Trustee in its individual capacity have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee establishes a certain trust for the use and benefit of the Owner Participant, subject, however, to the Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of the Equipment Notes, and (ii) the Owner Trustee is authorized and directed to execute and deliver this Indenture;

          WHEREAS, the Owner Trustee and the Indenture Trustee desire by this Indenture, among other things, (i) to provide for the issuance by the Owner Trustee of the Equipment Notes, and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of, and the grant of a security interest in, certain of the Owner Trustee's right, title and interest in and to the Equipment and the Lease and certain payments and other amounts received hereunder or thereunder, in accordance with the terms hereof, in trust, as security for, among other things, the Owner Trustee's obligations for the equal and ratable benefit of the holders of the Equipment Notes; and

          WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Owner Trustee and the Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

                                GRANTING CLAUSE

          NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of and interest and premium, if any, on and all other amounts due with respect to, the Equipment Notes from time to time outstanding hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions herein and in the Equipment Notes all for the benefit of the holders of the Equipment Notes, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the Loan Participant, the Owner Trustee does hereby sell, assign, transfer, convey, mortgage, pledge, and confirm unto the Indenture Trustee, its successors and assigns, for the security and benefit of the holders of the Equipment Notes from time to time, a first priority security interest in and mortgage lien on all right, title and interest of the Owner Trustee in and to the following described property, rights, interests and privileges insofar as it does not constitute Excepted Property (which collectively,

      TRUST INDENTURE AND SECURITY AGREEMENT (GATX Rail Trust No. 2000-2)

including all property hereafter required to be subjected to the Lien of this Indenture by any instrument supplemental hereto, but excluding Excepted Property, being herein called the "Indenture Estate"), to wit:
                                   ----------------

          (1) the Lease, including, without limitation, all amounts of Basic Rent, Supplemental Rent, insurance proceeds and other payments of any kind for or with respect to the Equipment, subject to Lessee's rights under the Lease, including, without limitation, Lessee's right of quiet enjoyment;

          (2) the Equipment, the Replacement Units and all substitutions therefor in which the Owner Trustee shall from time to time acquire an interest under the Lease, all as more particularly described in the Indenture Supplements and Lease Supplements executed and delivered with respect to the Equipment or any such Replacement Units or any substitutions therefor, as provided in this Indenture and the Lease;

          (3) all requisition proceeds with respect to the Equipment or any Unit thereof (to the extent of the Owner Trustee's interest therein pursuant to the terms of the Lease);

          (4) all monies and securities now or hereafter paid or deposited or required to be paid or deposited with the Indenture Trustee pursuant to any term of this Indenture, the Lease or the Participation Agreement or required to be held by the Indenture Trustee hereunder or thereunder; and

          (5) all proceeds of the foregoing.

          Notwithstanding the foregoing provisions:

          (a) there shall be excluded from the foregoing sale, assignment, transfer, conveyance, mortgage, pledge or security interest granted by this Indenture and from the Indenture Estate all Excepted Property;

          (b) (i) the Owner Trustee and the Owner Participant shall at all times retain the right, to the exclusion of the Indenture Trustee (A) to Excepted Property and to commence and prosecute an action at law to obtain such Excepted Property and (B) to adjust Basic Rent, the percentages relating to Stipulated Loss Value and Termination Value and the Early Purchase Price and the Basic Term Purchase Price as provided in Section 3.4 of the Lease and Section 2.6 of the Participation Agreement; and


              (ii) the Owner Trustee and the Indenture Trustee shall each retain the right to receive from Lessee all notices, certificates, reports, filings, opinions of counsel, copies of all documents and all information which the Lessee is permitted or required to give or furnish to the Lessor pursuant to the Lease or to the Owner Trustee pursuant to any other Operative Agreement and to exercise the inspection rights provided for in
     Section 13.2 of the Lease, to give any notice of default under Section 15 of the Lease; and

          (c) the leasehold interest granted to the Lessee under the Lease shall not be subject to the security interest granted by this Indenture, and nothing in this Indenture shall affect the rights of the Lessee under the Lease so long as no Lease Event of Default has occurred and is continuing.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the holders of the Equipment Notes from time to time, without any priority of any one Equipment Note over any other, and for the uses and purposes, and subject to the terms and provisions, set forth in this Indenture.

          It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Operative Agreements to which it is a party to perform all of the obligations, if any, assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the holders of the Equipment Notes shall have no obligation or liability under any of the Operative Agreements to which the Owner Trustee is a party by reason of or arising out of this assignment, nor shall the Indenture Trustee (unless the Indenture Trustee shall have become the "Lessor" under the Lease) or the holders of the Equipment Notes be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Operative Agreements to which the Owner Trustee is a party or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee (other than Excepted Property), under or arising out of the Lease, or to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. The Owner Trustee has directed the Lessee to make all payments of Rent (other than Excepted Property) payable to the Owner Trustee by the Lessee and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excepted Property) directly to the Indenture Trustee at such address as the Indenture Trustee shall specify, for application as provided in this Indenture. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all moneys from time to time received by it constituting part of the Indenture Estate, for distribution by the Indenture Trustee pursuant to this Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Indenture Trustee as expressly provided in this Indenture and any Excepted Property.

          The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be executed and delivered any and all such further instruments and documents as the

Indenture Trustee may reasonably deem to be necessary in order to obtain the full benefits of this assignment and of the rights and powers herein granted.

          The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee, and that it will not (other than in respect of Excepted Property), except as provided in or permitted by this Indenture, accept any payment from the Lessee, enter into an agreement amending or supplementing any of the Operative Agreements, execute any waiver or modification of, or consent under the terms of any of the Operative Agreements (other than the Tax Indemnity Agreement), settle or compromise any claim (other than claims in respect of Excepted Property) against the Lessee arising under any of the Operative Agreements, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Agreements, to arbitration thereunder.

          IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                  Article I.
                                  Definitions

          Section 1.01.  Certain Definitions.  Unless the context otherwise
                         -------------------
requires, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A hereto for all purposes of this Indenture.
                          ----------
All references to articles, sections, clauses, schedules and appendices in this Indenture are to articles, sections, clauses, schedules and appendices in and to this Indenture unless otherwise indicated.


                                  Article II.
                              The Equipment Notes

          Section 2.01.  Form of Equipment Notes.  The Equipment Notes shall be
                         -----------------------
substantially in the form set forth below:

                              8.10% EQUIPMENT NOTE

                (Secured by, among others, Lease Obligations of
                             GATX Rail Corporation)

                GATX Rail Trust No. 2000-2 Series [I/II/III/IV]

            Issued in Connection with certain Railroad Rolling Stock


No. ______                                                     Chicago, Illinois
                                                                  April __, 2000
$________________

          Wilmington Trust Company, not in its individual capacity, but solely as owner trustee (herein in such capacity called the "Owner Trustee") under that
                                                      -------------
certain Trust Agreement (GATX Rail Trust No. 2000-2), dated as of April 3, 2000, as from time to time supplemented and amended (herein called the "Trust
                                                                  -----
Agreement"), between the Owner Trustee in its individual capacity and the
---------
institution referred to therein as the "Owner Participant", hereby promises to
                                        -----------------
pay to Bank One, NA, as Pass Through Trustee, or its registered assigns, the principal sum of $_____________________________ (or such lesser amount as shall equal the unpaid principal amount of this Equipment Note), in lawful currency of the United States of America, in installments payable on the dates set forth in Exhibit A hereto, commencing July 13, 2002 and thereafter to and including
---------
January 13, 2020 each such installment to be in an amount equal to the corresponding percentage (if any) of the remaining principal amount hereof set forth in Exhibit A hereto, together with interest thereon on the amount of such
         ---------
principal amount remaining unpaid from time to time from and including the date hereof until such principal amount shall be due and payable, payable on each January 13 and July 13, commencing July 13, 2000, to the maturity date hereof at the rate of 8.10% per annum (computed on the basis of a 360-day year of twelve 30-day months). Interest on any overdue principal and (to the extent legally enforceable) on overdue interest shall be paid from the due date thereof at the rate of 10.10% per annum (computed on the basis of a 360-day year of twelve 30-day months), payable on demand.

          All payments of principal and interest and premium, if any, to be made hereunder and under the Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-2), dated as of April 3, 2000 as from time to time amended and supplemented (herein called the "Indenture", the defined terms therein not
                                 ---------
otherwise defined herein being used herein with the same meanings), between the Owner Trustee and Bank, One, NA, as Indenture Trustee thereunder for the holder of this Equipment Note and the holders of other Equipment Notes outstanding thereunder (herein in such capacity called the "Indenture Trustee") shall be
                                                -----------------
made only from the income and proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of
Article III of the Indenture. Each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to the holder hereof as provided in the Indenture and that none of the Owner Trustee, the Owner Participant, the Indenture Trustee or their permitted successors and assigns is or shall be personally liable to the holder hereof for any amount payable under this Equipment Note or the Indenture or, except as expressly provided in the Participation Agreement or the Indenture, for any liability under the Participation Agreement or (in the case of the Owner Trustee or the Indenture Trustee) the Indenture.

          Payments with respect to the principal amount hereof, premium, if any, and interest thereon shall be payable in U.S. dollars in immediately available funds at the principal bond and trustee administration office of the Indenture Trustee, or as otherwise provided in the Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note. Whenever the date scheduled for any payment to be made hereunder or under the Indenture shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Each holder hereof, by its acceptance of this Equipment Note, agrees that each payment received by it hereunder shall be applied, first, to the
                                                             -----
payment of accrued but unpaid interest on this Equipment Note then due, second,
                                                                        ------
to the payment of the unpaid principal amount of this Equipment Note then due, third, to the payment of any premium then due, and fourth, to the payment of the
-----                                              ------
remaining outstanding principal amount of this Equipment Note; provided, that
                                                               --------
the Owner Trustee may only prepay this Equipment Note as provided in Sections 2.10, 3.02 and 3.03 of the Indenture.

          This Equipment Note is one of the Equipment Notes referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture and relates to the Units described in Lease Supplement No. __. The Indenture Estate is held by the Indenture Trustee as security for the Equipment Notes. Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Equipment Note, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture each holder hereof agrees by its acceptance of this Equipment Note.

          This Equipment Note is not subject to redemption or prepayment except as provided in Sections 2.10, 3.02 and 3.03 of the Indenture. This Equipment
Note is subject to purchase by the Owner Trustee without a premium as provided in Section 4.04(b) of the Indenture. The holder hereof, by its acceptance of this Equipment Note, agrees to be bound by said provisions.

          This Equipment Note is a registered Equipment Note and is transferable, as provided in the Indenture, only upon surrender of this Equipment Note for registration of transfer duly endorsed by, or accompanied by a written statement of transfer duly executed by, the registered holder hereof or his attorney duly authorized in writing. Prior to the due presentation for registration of transfer of this Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the registered holder of this Equipment Note as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect hereto and for all other purposes and shall not be affected by any notice to the contrary.

          THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR ANY SUCH APPLICABLE LAWS. THIS EQUIPMENT NOTE SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Owner Trustee has caused this Equipment Note to be executed by one of its authorized officers as of the date hereof.


                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity,
                                    but solely as Owner Trustee


                                    By:_____________________________


          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Equipment Notes referred to in the within-mentioned Indenture.

                                    BANK ONE, NA,
                                      as Indenture Trustee


                                    By:_____________________________
                                              Authorized Officer

            [Insert the related Amortization Schedule from Annex A]

          Section 2.02. Terms of Equipment Notes.  There shall be issued and
                        ------------------------
delivered to the Loan Participant one Equipment Note of the relevant Series for each Lease Supplement executed and delivered in respect of the Units delivered on the Closing Date in the maturity, principal amount and bearing the interest rate as set forth for such Series in Exhibit B hereto, and the Equipment Notes
                                     ---------
related to each such Lease Supplement shall be in an aggregate principal amount equal to that portion of the loan made by the Loan Participant to the Owner Trustee pursuant to Section 2 of the Participation Agreement relating to the Units under such Lease Supplement. Each such Equipment Note shall evidence the loan made by the Loan Participant in connection with the purchase of such Units by the Owner Trustee from the Lessee, each such Equipment Note to be substantially in the form set forth in Section 2.01, with deletions and insertions as appropriate, duly authenticated by the Indenture Trustee and dated the Closing Date of the Equipment, and as having been issued in connection with the Equipment under a related Lease Supplement.

          The principal amount of and interest on each Equipment Note issued pursuant to the provisions of this Indenture shall be payable as set forth in the form thereof contained in Section 2.01 and Annex A for the relevant Series.
                                               -------
Interest accrued on the Equipment Notes shall be computed on the basis of a 360-day year of twelve 30-day months on the principal amount thereof remaining unpaid from time to time from and including the date thereof to but excluding the date of payment. The Owner Trustee shall furnish to the Indenture Trustee a copy of each Equipment Note issued pursuant to the provisions of this Indenture. The aggregate principal amount of Equipment Notes of any one Series which may be outstanding at any one time shall be limited to the aggregate amount of such Series set forth in Exhibit B hereto. The aggregate principal amount of all
                    ---------
Equipment Notes which may be outstanding at any one time shall be limited to the aggregate amount set forth in Exhibit B hereto.
                              ---------

          No Equipment Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been authenticated by or on behalf of the Indenture Trustee by manual signature.

          Section 2.03. Payment from Indenture Estate Only.  All payments to be
                        ----------------------------------
made under the Equipment Notes and this Indenture shall be made only from the income and the proceeds from the Indenture Estate and only to the extent that the Indenture Trustee shall have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms of Article III hereof. Each holder of an Equipment Note, by its acceptance of such Equipment Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for distribution to such holder as herein provided and that none of the Owner Trustee, the Owner Participant, the Indenture Trustee or their permitted successors and assigns is or shall be personally liable to the holder of any Equipment Note for any amount payable under such Equipment Note or the Indenture or, except as expressly provided in the Participation Agreement or the Indenture, for any liability under the Participation Agreement or (in the case of the Owner Trustee or the Indenture Trustee) the Indenture.

          Section 2.04. Method of Payment.  (a) The principal of and premium, if
                        -----------------
any, and interest on each Equipment Note will be payable in U.S. dollars in immediately available funds at the principal corporate trust administration office of the Indenture Trustee or as otherwise directed in the manner provided herein. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Indenture Trustee will pay, or cause to be paid, if so requested by any holder of an Equipment Note by written notice to the Owner Trustee and the Indenture Trustee, all amounts payable by the Owner Trustee hereunder to such holder or a nominee therefor either (i) by transferring by wire in immediately available funds to an account maintained by such holder with a bank in the United States the amount to be distributed to such holder or (ii) by mailing a check denominated in U.S. dollars to such holder at such address as such holder shall have specified in such notice, in any case without any presentment or surrender of any Equipment Note, except that the holder of an Equipment Note shall surrender such Equipment Note to the Indenture Trustee upon payment in full of the principal amount of and interest on such Equipment Note and such other sums payable to such holder hereunder or under the Equipment Note.

          (b) Whenever the date scheduled for any payment to be made hereunder or under any Equipment Note shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

          Section 2.05. Application of Payments to Principal Amount and
                        -----------------------------------------------
Interest. In the case of each Equipment Note, each payment of principal thereof
---------
and premium, if any, and interest thereon shall be applied, first, to the
                                                            -----
payment of accrued but unpaid interest on such Equipment Note then due thereunder, second, to the payment of the unpaid principal amount of such
            ------
Equipment Note then due thereunder, third, to the payment of any premium then
                                    -----
due thereon and fourth, to the payment of the remaining outstanding principal
                ------
amount of such Equipment Note; provided, that the Owner Trustee may only prepay
                               --------
such Equipment Note in accordance with the provisions of Section 2.10, 3.02 and
3.03 hereof.

          Section 2.06. Termination of Interest in Indenture Estate.  A holder
                        -------------------------------------------
shall have no further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and interest on all Equipment Notes held by such holder and all other sums payable to such holder hereunder and under such Equipment Notes and under the Participation Agreement shall have been paid in full.

          Section 2.07. Transfer of Equipment Notes.  The Indenture Trustee
                        ---------------------------
shall maintain at its corporate trust administration office in Chicago, Illinois or in the city in which the corporate trust office of a successor Indenture Trustee is located, a register for the purpose of registering transfers and exchanges of Equipment Notes. A holder of an Equipment Note intending to transfer such Equipment Note to a new payee, or to exchange any Equipment Note or Equipment Notes of any Series held by it for an Equipment Note or Equipment Notes of a different denomination or denominations, may surrender such Equipment Note or Equipment Notes to the Indenture Trustee at such principal corporate trust administration office of the Indenture Trustee, together with a written request from such holder for the issuance of a new

Equipment Note or Equipment Notes of such Series, specifying the denomination or denominations (each of which shall be not less than $1,000,000 or a whole multiple thereof or such smaller denomination as may be necessary due to the original issuance of Equipment Notes of the applicable maturity in an aggregate principal amount not evenly divisible by $1,000,000) of the same, and, in the case of a surrender for registration of transfer, the name and address of the transferee or transferees. Promptly upon receipt of such documents, the Owner Trustee will issue, and the Indenture Trustee will authenticate, a new Equipment Note or Equipment Notes in the same aggregate principal amount and dated the same date or dates as, with the same payment schedule, in the form set forth in
Section 2.01 in the same maturity and bearing the same interest rate as the Equipment Note or Equipment Notes surrendered, in such denomination or denominations and payable to such payee or payees as shall be specified in the written request from such holder. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. The Indenture Trustee shall make a notation on each new Equipment Note or Equipment Notes of the amount of all payments or prepayments of principal and interest previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note or Equipment Notes is or are issued. From time to time, the Indenture Trustee will provide the Owner Trustee and the Lessee with such information as it may request as to the registered holders of Equipment Notes. The Owner Trustee shall not be required to exchange any surrendered Equipment Notes as above provided during the 10-day period preceding the due date of any payment on such Equipment Notes.

          Prior to the due presentment for registration of transfer of an Equipment Note, the Owner Trustee and the Indenture Trustee may deem and treat the registered holder of such Equipment Note as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes and shall not be affected by any notice to the contrary.

          The Indenture Trustee will promptly notify the Owner Trustee and the Lessee of each request for a registration of transfer of an Equipment Note. The Indenture Trustee will promptly cancel and destroy all Equipment Notes surrendered for transfer or exchange pursuant to this Section.

          Section 2.08. Mutilated, Destroyed, Lost or Stolen Equipment Notes. If
                        ----------------------------------------------------
any Equipment Note of any Series shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Equipment Note, issue, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Equipment Note of such Series in the form set forth in Section 2.01, payable to the same holder in the same principal amount, of the same maturity, with the same payment schedule, bearing the same interest rate and dated the same date as the Equipment Note so mutilated, destroyed, lost or stolen. The Indenture Trustee shall make a notation on each new Equipment Note of the amount of all payments or prepayments of principal and interest theretofore made on the Equipment Note so mutilated, destroyed, lost or stolen and the date to which interest on such old Equipment Note has been paid. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Indenture Trustee and forwarded to the Owner Trustee by the

Indenture Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the holder of such Equipment Note shall furnish to the Owner Trustee and the Indenture Trustee such security or indemnity as may be required by them to save the Owner Trustee and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof.

          Section 2.09. Payment of Transfer Taxes.  Upon the transfer of any
                        -------------------------
Equipment Note or Equipment Notes pursuant to Section 2.07, the Owner Trustee or the Indenture Trustee may require from the party requesting such new Equipment Note or Equipment Notes payment of a sum to reimburse the Owner Trustee or the Indenture Trustee for, or to provide funds for the payment of, any tax or other governmental charge in connection therewith.

          Section 2.10. Prepayments.  (a) Each Equipment Note of any Series
                        -----------
shall be prepaid in whole or in part by the Owner Trustee on a Rent Payment Date (or, in the circumstance provided in the last sentence of Section 10.3 of the Lease, on a Determination Date) upon at least 25 days' prior notice from the Owner Trustee (or the Lessee on its behalf) to the Indenture Trustee in the event that the Lease as applicable to any Unit or Units related to such Equipment Note is terminated pursuant to Section 10 thereof, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the unpaid principal amount of such Equipment Note as at the date of such prepayment (after deducting therefrom the principal installment, if any, due on or prior to the date of such prepayment) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to the date of such prepayment, (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such payment (after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment) and (iii) a premium in an amount equal to the Make-Whole Amount, if any, applicable in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such prepayment.

          (b) Each Equipment Note of any Series shall be prepaid in whole or in part by the Owner Trustee on a Rent Payment Date upon at least 25 days' prior notice from the Owner Trustee (or the Lessee on its behalf) to the Indenture Trustee in connection with the occurrence of an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1 of the Lease with respect to any Unit or Units related to such Equipment Note if such Unit or Units are not replaced pursuant to Section 11.2(i) of the Lease, or in the event Lessee shall be required to settle for 15 or more Units on a Determination Date pursuant to Section 11.2 of the Lease, such prepayment shall be made on such Determination Date, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate unpaid principal amount of such Equipment Note as at such prepayment date (after deducting therefrom the principal installment, if any, due on such date) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to such date, and (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above to but not including the date of prepayment after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment, but without the payment of any Make-Whole Amount or other premium.

          (c) Unless Lessee shall have elected pursuant to Section 6.9 of the Participation Agreement or Section 22.1 of the Lease to assume all of the rights and obligations of the Owner Trustee under this Indenture in respect of the Equipment Notes of any Series, each Equipment Note of such Series shall be prepaid in whole or in part by the Owner Trustee on the Determination Date specified by Lessee to Owner Trustee and Indenture Trustee in accordance with
Section 6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be, in the event that Lessee exercises a purchase option under Section
6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be, with respect to any Unit or Units related to such Equipment Note, at a price equal to the sum of (i) as to principal thereof, an amount equal to the product obtained by multiplying the aggregate unpaid principal amount of such Equipment Note as at the date of any prepayment under Section 6.9 of the Participation Agreement or Section 22.1 of the Lease, as the case may be (after deducting therefrom the principal installment, if any, due on the prepayment date) by a fraction, the numerator of which shall be the Equipment Cost of such Unit or Units to be purchased and the denominator of which shall be the aggregate Equipment Cost of all Units of the relevant Basic Group included in the Indenture Estate under the related Indenture Supplement immediately prior to the date of such prepayment, (ii) as to interest, the aggregate amount of interest accrued and unpaid in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such prepayment after giving effect to the application of any Basic Rent paid on or prior to the date of such prepayment, and (iii) a premium in an amount equal to the aggregate Make-Whole Amount, if any, applicable in respect of the principal amount to be prepaid pursuant to clause (i) above on the date of such payment.

          (d) On the Refunding Date specified by the Lessee to the Indenture Trustee in accordance with Section 10.2(f) of the Participation Agreement, all Equipment Notes shall be prepaid in whole but not in part on such Refunding Date, in the event of a refunding or refinancing pursuant to Section 10.2 of the Participation Agreement, at a price in addition to any other amounts due to the holders of the Equipment Notes under this Indenture equal to the unpaid principal amount thereof together with accrued but unpaid interest thereon, plus, a premium in an amount equal to the Make-Whole Amount, if any.

          (e) The Indenture Trustee shall give prompt notice of any prepayment of any Equipment Notes to all holders of the Equipment Notes as soon as the Indenture Trustee shall have knowledge that such prepayment is expected to occur, which notice shall specify the Equipment Note or Notes to be prepaid, the principal amount of such Equipment Note or Notes to be prepaid and the expected date of prepayment which date shall be not less than 25 days after the date of such notice.

          Section 2.11. Equally and Ratably Secured.  All Equipment Notes at any
                        ---------------------------
time outstanding under this Indenture shall be equally and ratably secured hereby without preference, priority or distinction on account of the date or dates or the actual time or times of the issue or maturity of such Equipment Notes so that all Equipment Notes at any time issued and outstanding hereunder shall have the same rights, Liens and preferences under and by virtue of this Indenture.

                                 Article III.
                Receipt, Distribution and Application of Income
                    from the Indenture Estate; Assumption of
                   Obligations of Owner Trustee by the Lessee

          Section 3.01.  Basic Rent Distribution.  Except as otherwise provided
                         -----------------------
in Section 3.03 or 3.05, each installment of Basic Rent, as well as any installment of interest on overdue installments of Basic Rent and any other moneys paid over by the Lessee or the Owner Trustee to the Indenture Trustee for such purpose, shall be distributed by the Indenture Trustee as promptly as possible (it being understood that any payments of Basic Rent received by the Indenture Trustee on a timely basis and in accordance with the provisions of
Section 3.6 of the Lease shall be distributed on the date received in the funds so received) in the following order of priority: first, so much of such
                                                  -----
installment as shall be required for the purpose shall be distributed and paid to the holders of the Equipment Notes to pay in full the aggregate amount of the payment or payments of principal, premium, if any, and interest (as well as any interest on overdue principal or interest) then due, such distribution to be made ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due with respect to each such Equipment Note bears to the aggregate amount of payments then due under all such Equipment Notes; and second, the balance, if any, of such installment remaining thereafter
           ------
shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement. The portion of each such installment distributed to a holder of an Equipment Note shall be applied by such holder in payment of such Equipment Note in accordance with the terms of Section 2.05.

          Section 3.02.  Payments in the Event of Prepayment.
                         -----------------------------------

          (a) Except as otherwise provided in Section 3.03 or 3.05, in the event of any prepayment of an Equipment Note or Notes, in whole or in part, in accordance with the provisions of Section 2.10 any amount received shall in each case be distributed and paid in the following order of priority: first, so much
                                                                  -----
of such amount as shall be required for the purpose of prepayment shall be distributed and paid to the holders of such Equipment Note or Notes to pay the aggregate amount of the payment of principal, premium, if any, and interest to be prepaid on such Equipment Note or Notes pursuant to Section 2.10, such prepayment to be made ratably to such Equipment Note or Notes to which such prepayment relates, without priority of one over any other, in the proportion that the amount to be prepaid on each such Equipment Note bears to the aggregate amount to be paid on all such Equipment Notes; and second, the balance, if any,
                                                   ------
of such amount remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          (b) Except as otherwise provided in Section 3.03 or 3.05 hereof, any amounts received directly or through the Lessee from any governmental authority or other party pursuant to Section 11 of the Lease with respect to any Unit as the result of an Event of Loss, to the extent that such amounts are not at the time required to be paid to the Lessee pursuant to said Section 11, and any amounts of insurance proceeds for damage to the Indenture Estate received directly or through the Lessee from any insurer pursuant to Section 12 of the Lease with respect thereto as the result of an Event of Loss, to the extent such amounts are not at the time required to be paid to the Lessee pursuant to said Section 12, shall be applied as provided in clause (a) of this Section 3.02.

          Section 3.03.  Payments after Indenture Event of Default.
                         -----------------------------------------

          (a) Except as provided in Section 3.05, all payments received and amounts realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and be continuing and after the Indenture Trustee has declared (as assignee from the Owner Trustee of the Lease) the Lease to be in default pursuant to Section 15 thereof or has declared the Equipment Notes to be accelerated pursuant to Section 4.02, as the case may be, or has elected to foreclose or otherwise exercise any remedies under this Indenture (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 15 of the Lease, or Article IV), as well as all payments or amounts then held or thereafter received by the Indenture Trustee as part of the Indenture Estate while such Indenture Event of Default shall be continuing, shall be distributed forthwith by the Indenture Trustee in the following order of priority:

               First, so much of such payments or amounts as shall be required
               -----
     to reimburse the Indenture Trustee for any fees which are due and payable for its services under this Indenture and any tax, expense (including reasonable attorney's fees) or other loss incurred by the Indenture Trustee (to the extent reimbursable and not previously reimbursed and to the extent incurred in connection with its duties as Indenture Trustee) shall be distributed to the Indenture Trustee;

               Second, so much of such payments or amounts as shall be required
               -------
     to reimburse the holders of the Equipment Notes for payments made by them to the Indenture Trustee pursuant to Section 5.03 (to the extent not previously reimbursed), and to pay such holders of the Equipment Notes the amounts payable to them pursuant to the provisions of the Participation Agreement, shall be distributed to such holders of the Equipment Notes, without priority of one over the other, in accordance with the amount of the payment or payments made by, or payable to, each such holder;

               Third, so much of such payments or amounts remaining as shall be
               -----
     required to pay the principal of, and premium, if any, to the extent received from the Lessee as Supplemental Rent, and accrued interest (to the date of distribution) on all Equipment Notes, payable to the Loan Participant, then due and payable, whether by declaration of acceleration pursuant to Section 4.02 or otherwise, and in case the aggregate amount so to be distributed shall be insufficient to pay in full the aforesaid amounts, then, ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all Equipment Notes held by each such holder, plus the accrued but unpaid interest thereon to the date of distribution, bears to the aggregate unpaid principal amount of all Equipment Notes, plus the accrued but unpaid interest thereon to the date of distribution; and

               Fourth, the balance, if any, of such payments or amounts
               -------
     remaining thereafter shall be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          (b) Except as provided in Sections 3.03(a) and 3.05, if an Indenture Default or Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall not make any distribution to the Owner Trustee but shall hold amounts otherwise distributable to the Owner Trustee as collateral security for the obligations secured hereby and invested as provided in Section 6.04(b) until the earliest to occur of (a) the date on which such Indenture Default or Indenture Event of Default shall have been cured or waived, and (b) such acceleration occurs and such amounts are applied pursuant to Section 3.03(a); provided, that if any amounts are held pursuant to this Section 3.03(b) for a
--------
period of 180 days during which time the Equipment Notes could, but shall not have been, accelerated, then (x) all amounts then held by the Indenture Trustee under this Section 3.03(b) with respect to such Indenture Default or Indenture Event of Default which have been so held for at least 90 days shall on the 181st day be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement and (y) any such amounts which are being held pursuant to this Section 3.03(b) with respect to such Indenture Default or Indenture Event of Default but which have not been held for at least 90 days shall, on the 91st day following the date on which such amount was initially received by the Indenture Trustee, thereafter be distributed to the Owner Trustee for distribution in accordance with the terms of the Trust Agreement.

          Section 3.04.  Other Payments.  Except as otherwise provided in
                         --------------
Section 3.03 or 3.05, (a) any payments received by the Indenture Trustee for which no provision as to the application thereof is made in the Lease or the Participation Agreement or elsewhere in this Article III, and (b) all payments received and amounts realized by the Indenture Trustee under the Lease or otherwise with respect to the Equipment to the extent received or realized at any time after payment in full of the principal of and interest and premium, if any, on all Equipment Notes, as well as any other amounts remaining as part of the Indenture Estate after payment in full of the principal of and interest and premium, if any, shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 3.03(a), except that in the case of any payment described in clause (b) above, such payment shall be distributed omitting clause "third" of such Section 3.03(a) on all Equipment Notes issued
                 -----
hereunder.

          Any payments received by the Indenture Trustee for which provision as to the application thereof is made in the Lease or the Participation Agreement but not elsewhere in this Indenture shall be applied to the purposes for which such payments were made in accordance with the provisions of the Lease or the Participation Agreement, as the case may be.

          Section 3.05.  Distribution of Excepted Property.  All amounts
                         ---------------------------------
constituting Excepted Property received by the Indenture Trustee shall be paid promptly by the Indenture Trustee to the Person or Persons entitled thereto.

          Section 3.06.  Assumption of Obligations of Owner Trustee by the
                         -------------------------------------------------
Lessee.  In the event that the Lessee shall have elected to assume all of the
------
rights and obligations of the Owner Trustee under this Indenture in respect of the Equipment Notes on a full recourse basis in connection with the purchase by the Lessee of Units pursuant to Section 6.9 of the Participation Agreement or
Section 22.1 of the Lease and, if on or prior to the applicable purchase date:

          (a) The Lessee shall have delivered to the Indenture Trustee and the Owner Trustee a certificate, dated the date of such purchase, of a Responsible Officer of the Lessee stating that the Lessee has paid to the Owner Trustee all amounts required to be paid to the Owner Trustee pursuant to Section 3.3 of the Lease in connection with such purchase and assumption;

          (b) no Indenture Default shall have occurred and be continuing immediately subsequent to such purchase or assumption after giving effect to the indenture supplement referred to below and the Indenture Trustee and the Owner Trustee shall have received a certificate, dated the date of such purchase, of a Responsible Officer of the Lessee to such effect;

          (c) the Indenture Trustee shall have received, on or prior to the date of such purchase, evidence of all filings, recordings and other action referred to in the opinion or opinions of counsel referred to below;

          (d) the Indenture Trustee and the Owner Trustee shall have received an opinion or opinions of counsel for the Lessee, dated the date of such purchase which without unusual qualification and permitting reliance on proposed Treasury Regulations shall be to the effect that, after giving effect to the indenture supplement referred to below:

               (i) this Indenture, the indenture supplement referred to below and the Equipment Notes issued thereunder each constitutes the legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Indenture, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Agreement inadequate for the practical realization of the rights and benefits provided for in this Indenture;

               (ii) all filings and recordings and other action necessary or appropriate to protect the interests of the Indenture Trustee in the Units to be so purchased by the Lessee have been accomplished;

               (iii) no holder of Equipment Notes will be required to recognize gain or loss for tax purposes in connection with such assumption; and

               (iv) covering such other matters as the Indenture Trustee shall reasonably request that are customary for transactions of this type; and

          (e) upon delivery of an indenture supplement giving effect to such assumption reasonably satisfactory to the Indenture Trustee and execution and delivery of Equipment Notes reflecting such assumption, each dated the date of such purchase;

then, automatically and without the requirement of further action by any Person,
----
effective as of the date of such purchase, the Owner Trustee shall be released from all of its obligations under the Equipment Notes and under this Indenture in respect of the Equipment Notes or otherwise related to such Units (other than any obligations or liabilities of the Owner Trustee in its individual capacity incurred on or prior to the date of such purchase or arising out of or based upon events occurring on or prior to the date of such purchase, which obligations and liabilities shall remain the sole responsibility of the Owner Trustee) and the Lien of this Indenture upon the sale proceeds paid or payable to the Owner Trustee shall be discharged. If requested by the Owner Trustee, the Indenture Trustee shall execute and deliver an instrument, in form and substance satisfactory to the Owner Trustee, confirming such release and discharge. In the event that the affected Owner Participant under Section 6.9 of the Participation Agreement holds less than 100% of the Beneficial Interest and the Lessee is therefore purchasing less than all the Units pursuant to said Section 6.9 or the Lessee elects to purchase less than all of the Units pursuant to Section 22.1 of the Lease, as the case may be, the assumption by the Lessee of the rights and obligations of the Owner Trustee under this Indenture in respect of that portion of the indebtedness evidenced by the Equipment Notes which relates to such purchased Units shall be made on the same terms and conditions as are described in clauses (a) through (e) above except that (x) the opinion under clause (d) above shall be appropriately modified to reflect such partial assumption of indebtedness, and (y) the indenture supplement shall provide for a wholly new and separate indenture between the Lessee and the Indenture Trustee for that portion of such indebtedness evidenced by the Equipment Notes which is to be assumed by the Lessee and secured by the Units to be purchased; and this Indenture shall thereafter relate only to that portion of the indebtedness evidenced by the Equipment Notes remaining outstanding under this Indenture after such assumption. Any such new and separate indenture shall contain the same terms and provisions of this Indenture with only such changes thereto which are necessary to reflect the replacement of the Owner Trustee with the Lessee and which do not adversely affect the rights of the holders of the Equipment Notes.

                                  Article IV.
      Remedies of the Indenture Trustee upon an Indenture Event of Default

          Section 4.01.  Indenture Events of Default.  The following events
                         ---------------------------
shall constitute "Indenture Events of Default" and each such Indenture Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

          (a) subject to Section 4.04(a), a Lease Event of Default (other than a Lease Event of Default by reason of a default by the Lessee to pay any amounts which are part of the Excepted Property); or

          (b) default by the Owner Trustee in making any payment when due of principal of, premium, if any, or interest on, any Equipment Note or Equipment Notes, and the continuance of such default unremedied for 10 Business Days after the same shall have become due and payable; or

          (c) any failure by the Owner Trustee or the Owner Participant to observe or perform any covenant or obligation of them or any of them, in this Indenture or the Equipment Notes (other than as set forth in clause (b) above) or in the Participation Agreement or by the Guarantor in the Guaranty, if such failure is not remedied within a period of 30 days after there has been given to the Owner Trustee, the Owner Participant and the Lessee by the Indenture

Trustee or by any holder of an Equipment Note a written notice specifying such failure and requiring it to be remedied; or

          (d) any representation or warranty made by the Owner Trustee or the Owner Participant under the Participation Agreement, or by the Owner Trustee hereunder or by the Guarantor in the Guaranty, or by any representative or Affiliate of the Owner Trustee or the Owner Participant or the Guarantor in any document or certificate furnished to the Indenture Trustee or the Loan Participant in connection herewith or therewith or pursuant hereto or thereto, shall prove at any time to have been incorrect in any material respect as of the date made and such incorrectness shall remain material and continue unremedied for a period of 30 days after there has been given to the Owner Trustee and the Owner Participant a written notice specifying such incorrectness, stating that such incorrectness is a default hereunder and requiring it to be remedied by the Indenture Trustee or by any holder of an Equipment Note; or

          (e) the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor shall consent to the appointment of a custodian, receiver, trustee or liquidator of itself or of a substantial part of its property or shall make a general assignment for the benefit of creditors; or

          (f) the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor shall file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; or

          (g) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor, a receiver, trustee or liquidator of the Indenture Estate, the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor, or of any substantial part of its property, or granting any order for relief in respect of the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor under the Federal bankruptcy laws, and any such order, judgment or decree of appointment shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof; or

          (h) a petition against the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor, in a proceeding under the Federal bankruptcy laws or other insolvency law, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Indenture Estate, the Owner Trustee (as Owner Trustee and not in its individual capacity), the Owner Participant or the Guarantor or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; or

Notwithstanding any provision herein to the contrary, if an Indenture Event of Default described in clause (e), (f), (g) or (h) of this Section 4.01 results solely from the bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation of Owner Trustee solely in its individual capacity, and can be cured by the appointment of a substitute Owner Trustee without adversely affecting the rights of the Indenture Trustee hereunder, then Indenture Trustee shall refrain from the exercise of any of the rights, powers or remedies pursuant to this Article IV for a period of 45 days provided Owner Participant is diligently seeking to, and does replace the bank or trust company then serving as Owner Trustee which replacement shall be deemed to cure such Indenture Event of Default.

          Section 4.02.  Acceleration; Rescission and Annulment.  If an
                         --------------------------------------
Indenture Event of Default occurs and is continuing, the Indenture Trustee may, and upon the directions of a Majority in Interest shall, subject to Section 4.04, declare the unpaid principal amount of all Equipment Notes then outstanding and accrued interest thereon to be due and payable, it being agreed that no Make-Whole Amount or other premium should be payable in such event. At any time after the Indenture Trustee has declared the unpaid principal amount of all Equipment Notes then outstanding to be due and payable and prior to the sale of any of the Indenture Estate pursuant to this Article IV, a Majority in Interest, by written notice to the Owner Trustee, the Lessee and the Indenture Trustee, may rescind and annul such declaration and thereby annul its consequences if: (i) there has been paid to or deposited with the Indenture Trustee an amount sufficient to pay all overdue installments of interest on the Equipment Notes, and the principal on any Equipment Notes that has become due otherwise than by such declaration of acceleration, (ii) the rescission would not conflict with any judgment or decree, and (iii) all other Indenture Defaults and Indenture Events of Default, other than nonpayment of principal or interest on the Equipment Notes that have become due solely because of such acceleration, have been cured or waived.

          Section 4.03.  Remedies with Respect to Indenture Estate.  (a) After
                         -----------------------------------------
an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, then and in every such case the Indenture Trustee, as assignee hereunder of the Lease or as mortgagee hereunder of the Equipment or otherwise, may, and when required pursuant to the provisions of
Article V hereof shall, subject to Sections 4.04 and 4.05, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to
Section 15 of the Lease and this Article IV and may recover judgment in its own name as Indenture Trustee against the Indenture Estate and may take possession of all or any part of the Indenture Estate, and may exclude the Owner Trustee and the Owner Participant and all persons claiming under any of them wholly or partly therefrom; provided, however, that nothing in this Indenture shall permit
                  --------  -------
or require the Indenture Trustee to take any action contrary to, or to disturb, the Lessee's rights under the Lease, except in accordance with the provisions of the Lease.

          (b) Subject to Section 4.04 and Section 4.05, the Indenture Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale by registered mail to the Owner Trustee, the Owner Participant and the Lessee once at least 20 days prior to the date of such sale or the date on which the Indenture Trustee enters into a binding contract for a private sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction to the highest bidder or at private sale in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Indenture Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to; provided, however, that,
                                            --------  -------
notwithstanding any provision herein to the contrary, the Indenture Trustee shall not sell any of the Indenture Estate or exercise any other remedies which would result in the exclusion of the Owner Trustee from the Indenture Estate or any part thereof unless a declaration of acceleration has been made pursuant to
Section 4.02; provided further, that, in the event the circumstances
              -------- -------
contemplated by Section 4.04(c) exist, the Indenture Trustee shall not be allowed to deliver the notice required by this Section 4.03(b) (x) until the earlier of (1) such time as such circumstances no longer exist or (2) the expiration of the 90 day period set forth in Section 4.04(c) or (y) if the circumstances contemplated by the second proviso of Section 4.04(c) then exist. Any such public sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the Indenture Trustee or the holder or holders of any Equipment Notes, or any interest therein, may bid and become the purchaser at any such public sale. The Indenture Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the holders may exercise such right without including the holders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Owner Trustee hereby irrevocably constitutes the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee (in the name of the Owner Trustee or otherwise) for the purpose of effectuating any sale, assignment, transfer or delivery for enforcement of the Lien of this Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Indenture Trustee may consider necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

          (c) Subject to Section 4.04 and Section 4.05, the Owner Trustee agrees, to the fullest extent that it lawfully may, that, in case one or more of the Indenture Events of Default shall have occurred and be continuing, then, in every such case, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude the Owner Trustee and the Owner Participant and all persons claiming under any of them wholly or partly therefrom. At the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate. If the Owner Trustee shall fail for any reason to execute and deliver such instruments and documents to the Indenture Trustee, the Indenture Trustee may pursue all or part of the Indenture Estate wherever it may be found and may enter any of the premises of the Lessee wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and, subject to Section 4.04 and Section 4.05, take possession of and remove the Indenture Estate. Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to any of the Indenture Estate, as it may deem proper. In each such case, the Indenture Trustee shall have the right to use, operate, store, control or manage the Indenture Estate, and to carry on the business and to exercise all rights and powers of the Owner Trustee relating to the Indenture Estate, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, operation, leasing or storage of the Indenture Estate or any part thereof as the Indenture Trustee may determine; and the Indenture Trustee shall be entitled to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Indenture Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of holding and operating the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Indenture Estate), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee, including the reasonable expenses of the Indenture Trustee.

          (d) If an Indenture Event of Default occurs and is continuing and the Indenture Trustee shall have obtained possession of a Unit, the Indenture Trustee shall not be obligated to use or operate such Unit or cause such Unit to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Unit or Equipment by any other Person unless (i) the Indenture Trustee shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to it in its discretion to protect the Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all liability for loss or damage to such Unit and for public liability and property damage resulting from use or operation of such Unit and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Indenture Trustee is furnished with indemnification from the holders of the Equipment Notes or any other Person upon terms and in amounts satisfactory to the Indenture Trustee in its discretion to protect the Indenture Estate and the Indenture Trustee, as trustee and individually, against any and all such liabilities.

          (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under any Pass Through Trust Agreement is the registered holder of any Equipment Note issued hereunder, the Indenture Trustee is not authorized or empowered to acquire title to any Indenture Estate or take any action with respect to any Indenture Estate so acquired by it if such acquisition or action would cause the trust created by the Trust Agreement or the Pass Through Trust Agreement to fail to qualify as a "grantor trust" for federal income tax purposes.

          Section 4.04.  Right to Cure; Option to Purchase; Etc.
                         ---------------------------------------

          (a) Right to Cure.  (A) If there shall occur a Lease Event of Default
              -------------
in respect of the payment of Basic Rent pursuant to Section 14(a) of the Lease, then as long as no other Indenture Event of Default (other than arising from such failure to pay Basic Rent or which is concurrently being cured pursuant to this Section 4.04(a)) shall have occurred and be continuing the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of a period of 10 Business Days (a "10-Day Period") after receiving written notice of such default from the
 -------------
Indenture Trustee (prior to the expiration of which 10-Day Period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article IV), an amount equal to the full amount of such payment of Basic Rent, together with any interest due thereon on account of the delayed payment thereof, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such failure of the Lessee (but such cure shall not relieve the Lessee of any of its obligations and shall not cure any other Indenture Event of Default) or (B) if there shall occur a Lease Event of Default in respect of any other payment of Rent (other than Basic Rent) or a Lease Event of Default shall have occurred and be continuing, which Lease Event of Default is curable by the payment of money (it being understood that actions such as the obtaining of insurance or the procuring of maintenance services can be so effected), then as long as no other Indenture Event of Default (other than arising from such Lease Event of Default or which is concurrently being cured pursuant to this Section 4.04(a)) shall have occurred and be continuing the Owner Participant or the Owner Trustee may (but need not) pay to the Indenture Trustee, at any time prior to the expiration of a period of 30 days (a "30-Day Period") after receiving written notice of
                           -------------
such Lease Event of Default from the Indenture Trustee (prior to the expiration of which 30-Day Period the Indenture Trustee shall not declare the Lease in default pursuant to Section 15 thereof or exercise any of the rights, powers or remedies pursuant to such Section 15 or this Article IV), an amount equal to the full amount of such payment of Rent, together with any interest due thereon on account of the delayed payment thereof or otherwise make such payment as shall effect such cure, and such payment by the Owner Participant or the Owner Trustee shall be deemed to cure any Indenture Event of Default which arose from such Lease Event of Default (but such cure shall not relieve the Lessee of any of its obligations); provided however, Owner Participant and Owner Trustee,
              -------- -------
collectively, shall not be entitled to (x) cure more than three consecutive or six total defaults in the payment of Basic Rent, or (y) cure other Lease Events of Default (other than the payment of Basic Rent) if the outstanding amount which has been paid by the Owner Participant or the Owner Trustee and not reimbursed to such parties by the Lessee pursuant to this clause (y) exceeds in the aggregate $3,000,000. Upon any cure by the Owner Participant or the Owner Trustee in accordance with the first sentence of this Section 4.04(a), the Owner Participant or the Owner Trustee shall, to the extent of their respective payments, be subrogated to the rights of the Indenture Trustee, as assignee hereunder of the Owner Trustee to receive such payment of Rent (and any interest due thereon on account of the delayed payment thereof) or right of reimbursement, and shall be entitled to receive such payment upon its receipt by the Indenture Trustee as aforesaid (but in each case only if all amounts of principal and interest at the time due and payable on the Equipment Notes shall have been paid in full); provided that neither the Owner Participant nor the
                         --------
Owner Trustee shall attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this Section 4.04(a) except by demanding of the Lessee payment of such amount or by prosecuting an action against the Lessee to require the payment of such amount; provided
                                                                 --------
further, that with respect to any amounts advanced by and owing to the Owner
-------
Trustee and the Owner Participant, the Owner Trustee and the Owner Participant shall be expressly subordinated to the right of the holders of the Equipment Notes to receive any and all amounts then due and owing on the Equipment Notes prior to any payment from the Lessee to the Owner Trustee or the Owner Participant.

          (b) Option to Purchase Equipment Notes.  In the event that (i) at any
              ----------------------------------
time one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 180 days or more during which time the Equipment Notes could, but shall not, have been accelerated pursuant to Section 4.02, (ii) the Equipment Notes shall have been accelerated pursuant to Section 4.02 or (iii) the Indenture Trustee, as assignee hereunder of the Lease, shall have declared the Lease to be in default and shall have commenced the exercise of any additional remedy in respect of the Units under the Lease, then and in any such case, upon 30 days' notice (which notice shall be irrevocable) from the Owner Trustee to the Indenture Trustee designating a date of purchase (the "Purchase Date") which shall be a Determination Date, each
                       -------------
holder of an Equipment Note will be obligated to, upon and subject to receipt by the Indenture Trustee from the Owner Trustee or its nominee of an amount equal to the aggregate unpaid principal amount of all Equipment Notes, together with accrued interest thereon to the Purchase Date, plus all other sums then due and payable to such holder of an Equipment Note hereunder, but without any Make-Whole Amount or other premium, forthwith sell, assign, transfer and convey to the Owner Trustee or its nominee on the Purchase Date all of the right, title and interest of such holder in and to the Equipment Notes then held by such holder, and the Owner Trustee or its nominee shall assume all of such holder's obligations under the Participation Agreement; provided that the Owner Trustee
                                               --------
or its nominee must purchase all and not less than all of the Equipment Notes then outstanding. During such 30-day notice period, the Indenture Trustee shall not exercise any of the rights, remedies or powers pursuant to Section 15 of the Lease or this Article IV, so long as the Owner Participant (or any nominee of the Owner Participant reasonably acceptable to the Indenture Trustee) has notified the Indenture Trustee that the notice so provided by the Owner Trustee or its nominee pursuant to this Section 4.04(b) constitutes the binding obligation of the Owner Trustee or its nominee to purchase the Equipment Notes.

          (c) Restrictions on Certain Actions.  Notwithstanding any provision of
              -------------------------------
this Indenture to the contrary, the Indenture Trustee shall not foreclose the Lien of this Indenture or otherwise exercise remedies hereunder which would result in the exclusion of the Owner Trustee from the Indenture Estate or any part thereof as a result of an Indenture Event of Default that constitutes or occurs solely by virtue of one or more Lease Events of Default (at a time when no other Indenture Event of Default unrelated to any Lease Event of Default shall have occurred and be continuing) unless the Indenture Trustee as security assignee of the Owner Trustee has proceeded or is then currently proceeding, to the extent it is then entitled to do so hereunder and under the Lease and is not then stayed or otherwise prevented from doing so by operation of law, to exercise one (or more, as it shall in its good faith discretion determine) of the comparable remedies provided for in Section 15 of the Lease with respect to the Equipment, provided that in the event the Indenture Trustee shall be so
               --------
stayed or otherwise prevented from exercising such remedies under the Lease, it shall in any event refrain from so foreclosing or exercising such other remedies hereunder for a period of not less than 90 days, and further provided that in
                                                     ------- --------
the
event the Lessee as debtor in a proceeding under Chapter 11 of the Bankruptcy Code (or any trustee appointed for the Lessee as debtor in any such bankruptcy case) shall have assumed the Lease with the approval of the bankruptcy court having jurisdiction over such case, under Section 365 of the Bankruptcy Code or any amended or successor version thereof, and no Lease Event of Default other than as specified in Section 14(g) or Section 14(h) of the Lease has occurred and is continuing and no Indenture Event of Default unrelated to a Lease Event of Default occurring solely pursuant to Section 14(g) or 14(h) of the Lease shall have occurred and be continuing, the Indenture Trustee shall refrain from so foreclosing or exercising such other remedies hereunder. Nothing in this
Section 4.04(c) shall prevent the Indenture Trustee from foreclosing or exercising such other remedies hereunder to the extent the Lessee fails to comply with any provisions of any order issued in connection with the assumption of the Lease.

          Section 4.05.  Rights of Lessee.  Notwithstanding the provisions of
                         ----------------
this Indenture, including, without limitation, Section 4.03, so long as no Lease Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee shall take any action contrary to, or disturb, the Lessee's rights under the Lease, except in accordance with the provisions of the Lease, including, without limitation, (i) the right to receive all monies due and payable to it in accordance with the provisions of the Lease and (ii) the Lessee's rights to possession and use of, and of quiet enjoyment of, the Equipment.

          Section 4.06.  Waiver of Existing Defaults.  A Majority in Interest by
                         ---------------------------
notice to the Indenture Trustee on behalf of all holders of the Equipment Notes may waive any past default hereunder and its consequences, except a default:
(i) in the payment of the principal of, premium, if any, or interest on any Equipment Note, or (ii) in respect of a covenant or provision hereof which under
Article IX hereof cannot be modified or amended without the consent of the holder of each Equipment Note affected. Upon any such waiver, such default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  Article V.
                        Duties of the Indenture Trustee

          Section 5.01.  Action upon Indenture Event of Default.  If any
                         --------------------------------------
payments of Basic Rent or payments of the principal or interest or premium, if any, on the Equipment Notes due and payable on any Rent Payment Date shall not have been paid in full on such Rent Payment Date, the Indenture Trustee shall give telephonic notice within one Business Day (followed by prompt written notice) to the Owner Trustee, the Owner Participant, the Loan Participant and the Lessee specifying the amount and nature of such deficiency in payment. In the event the Indenture Trustee shall have knowledge of an Indenture Event of Default or an Indenture Default, the Indenture Trustee shall give prompt notice of such Indenture Event of Default or Indenture Default to the Lessee, the Owner Trustee, the Owner Participant and the Loan Participant by telegram, facsimile, or telephone (to be promptly confirmed in writing). In the event the Owner Trustee shall have knowledge of an Indenture Event of Default or an Indenture Default, the Owner Trustee shall give notice of such Indenture Event of Default or Indenture Default in the same manner to the Lessee, the Indenture Trustee, the Owner Participant and the Loan Participant. Subject to the terms of Section 5.03, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to such Indenture Event of Default or Indenture Default as the Indenture Trustee shall be instructed in writing by a Majority in Interest. If the Indenture Trustee shall not have received instructions as above provided within 20 days after the mailing of notice of such Indenture Event of Default or such Indenture Default to the Loan Participant by the Indenture Trustee, the Indenture Trustee may, but shall not be obligated to, take such action, or refrain from taking such action, with respect to such Indenture Event of Default or Indenture Default as it shall determine to be advisable in the best interests of the Loan Participant. Any provision of this Section 5.01 to the contrary notwithstanding, the Indenture Trustee shall not declare the Lease to be in default solely in respect of the Lessee's failure to make any payment of Basic Rent within 10 Business Days after the same shall have become due, unless the 10-Day Period within which, pursuant to Section 4.04(a), the Owner Participant or the Owner Trustee are entitled to cure such failure shall have expired. For all purposes of this Indenture, in the absence of actual knowledge, neither the Owner Trustee nor the Indenture Trustee shall be deemed to have knowledge of an Indenture Event of Default (except, in the case of the Indenture Trustee, the failure of the Lessee to pay any installment of Basic Rent that is required to be paid directly to the Indenture Trustee within the 10 Business Days after the same shall become due or the failure of the Lessee to maintain insurance as required under Section 12 of the Lease if the Indenture Trustee shall receive notice thereof from an insurer or insurance broker) unless notified in writing by the Lessee, the Owner Trustee, one or more Loan Participants or the Owner Participant; and "actual knowledge" (as used in the foregoing clause) of the Owner Trustee or the Indenture Trustee shall mean actual knowledge of an officer in the Corporate Trust Administration of the Owner Trustee or the Corporate Trust Department of the Indenture Trustee, as the case may be.

          Section 5.02.  Action upon Instructions.  Subject to the terms of
                         ------------------------
Sections 5.01 and 5.03, upon the written instructions at any time and from time to time of a Majority in Interest, the Indenture Trustee shall take such of the following actions as may be specified in such instructions (subject to the rights of the other parties thereto, except to the extent assigned hereunder):
(i) subject to and solely to the extent permitted by the terms hereof and of the Lease, give such notice, direction or consent, or exercise such right, remedy or power hereunder or under the Lease or in respect of any part or all of the Indenture Estate or take such other action as shall be specified in such instructions; and (ii) after an Indenture Event of Default shall have occurred and so long as such Indenture Event of Default shall be continuing, approve as satisfactory to it all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without the written instructions of a Majority in Interest the Indenture Trustee shall not take any action described in clauses (i) and (ii) above.

          Upon the expiration or earlier termination of the Lease Term with respect to any Unit under the Lease and after payment of the portion of the principal of, together with interest and premium, if any, on the Equipment Notes in accordance with the terms of this Indenture, or, if and so long as no Indenture Event of Default shall have occurred and be continuing, upon the transfer by the Owner Trustee to the Lessee or its designee of any Unit pursuant to Section 10 or 11 of the Lease or the retention by the Owner Trustee of any Unit pursuant to Section 10.3 of the Lease, then the Indenture Trustee shall in either such case, upon the written request of the Owner Trustee, and receipt by the Indenture Trustee of funds necessary to prepay the Equipment Notes required to be prepaid in connection with such purchase, termination, retention or Event of Loss, execute and deliver to, or as directed in writing by, the Owner Trustee an appropriate instrument

(in due form for recording) furnished by the Owner Trustee or the Lessee releasing such property from the Lien of this Indenture.

          Section 5.03.  Indemnification.
                         ---------------

          (a) The Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 5.01 (other than the first two sentences thereof) or 5.02 or Article IV if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 5.01 or 5.02 or Article IV, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised in writing by independent counsel that such action is contrary to the terms hereof or of the Lease or the Participation Agreement, or is otherwise contrary to law.

          (b) Each Loan Participant may, but shall not be required to, participate in any indemnification of the Indenture Trustee given pursuant to paragraph (a) of this Section 5.03. Each Loan Participant so participating shall be entitled to reimbursement for such participation in accordance with Article III.

          Section 5.04.  No Duties Except as Specified in Indenture or
                         ---------------------------------------------
Instructions.  The Indenture Trustee shall not have any duty or obligation to
------------
manage, control, use, sell, dispose of or otherwise deal with the Equipment or any other part of the Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Indenture, the Lease, or the Participation Agreement, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions received pursuant to the terms of Section 5.01 or 5.02; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee. Each of the Owner Trustee (only in its individual capacity) and the Indenture Trustee nevertheless agrees that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any liens or encumbrances on any part of the Indenture Estate, or on any properties of the Owner Trustee assigned, pledged or mortgaged as part of the Indenture Estate, which result from claims against it in its individual capacity not related to the ownership of the Equipment (in the case of the Owner Trustee), administration of the Indenture Estate (in the case of the Indenture Trustee) or any other transaction under this Indenture or the Trust Agreement or any document included in the Indenture Estate.

          Section 5.05.  No Action Except under Lease, Indenture or
                         ------------------------------------------
Instructions.  The Indenture Trustee agrees that it will not manage, control,
------------
use, sell, dispose of or otherwise deal with the Equipment or other property constituting part of the Indenture Estate except (i) as required by the terms of the Lease and the Participation Agreement, (ii) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to this Indenture, or (iii) in accordance with the express terms hereof or with written instructions pursuant to Section 5.01 or 5.02.

          Section 5.06.  Disposition of Units.  At any time and from time to
                         --------------------
time prior to the expiration of the Lease Term, any Unit for which the provisions of Section 11.4(a) of the Lease has been satisfied may be disposed of in accordance with the provisions of Section 11.4(a) of the Lease, and the Owner Trustee shall, from time to time, direct the Indenture Trustee to, provided no Lease Event of Default shall have occurred and be continuing, execute and deliver to it, or as directed in writing by the Owner Trustee, an appropriate instrument furnished by the Owner Trustee or the Lessee releasing such Unit from the Lien of the Indenture, but only in respect of such Unit.

          Section 5.07.  Indenture Supplements for Replacements.  In the event
                         --------------------------------------
of a Replacement Unit being substituted as contemplated by Section 11.2 of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the holders of the Equipment Notes and the Lessee, subject to compliance by the Lessee with its obligations set forth in Section 11 of the Lease, to execute and deliver an Indenture Supplement substantially in the form of Exhibit A hereto
                                                             ---------
and, provided no Lease Event of Default or Lease Default shall have occurred and be continuing, execute and deliver to the Lessee an appropriate instrument releasing the Unit being replaced from the Lien of the Indenture.

          Section 5.08.  Effect of Replacements.  In the event of the
                         ----------------------
substitution of a Replacement Unit, all provisions of this Indenture relating to the Unit or Units being replaced shall be applicable to such Replacement Unit with the same force and effect as if such Replacement Unit was the same Unit being replaced.

          Section 5.09.  Withholding Taxes.  The Indenture Trustee, as agent for
                         -----------------
the Owner Trustee, shall exclude and withhold from each payment of principal, premium, if any, and interest and other amounts due hereunder or under the Equipment Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Equipment Notes, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each holder of an Equipment Note appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time.

          Section 5.10.  Lessee's Right of Quiet Enjoyment.  Notwithstanding any
                         ---------------------------------
of the provisions of this Indenture to the contrary, so long as Lessee is in compliance with its obligations under the Lease (including applicable grace periods) and no Lease Event of Default has occurred and is continuing unremedied, the Indenture Trustee will comply with Section 8 of the Participation Agreement to the same extent as if it were the Lessor under the Lease. Each holder of an Equipment Note, by its acceptance thereof, consents in all respects to the terms of the Lease and the Participation Agreement and agrees to the provisions of this Section 5.10.

                                  Article VI.
                  The Owner Trustee and the Indenture Trustee

          Section 6.01.  Acceptance of Trusts and Duties.  The Indenture Trustee
                         -------------------------------
accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all moneys received by it constituting part of the Indenture Estate in accordance with the terms hereof. The Indenture Trustee shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or negligence or willful misconduct in the case of application or investment of moneys constituting the Indenture Estate) or breach of any of its representations or warranties or covenants set forth herein or in the Participation Agreement, or the performance of its obligations under the last sentence of Section 5.04; and the Owner Trustee shall not be liable for any action or inaction of the Indenture Trustee and the Indenture Trustee shall not be liable for any action or inaction of the Owner Trustee. The Owner Trustee shall not be deemed a trustee for, or agent of, the holders of the Equipment Notes for any purpose.

          Section 6.02.  Absence of Duties.  Except in accordance with written
                         -----------------
instructions or requests furnished pursuant to Section 5.01 or Section 5.02 and except as provided in, and without limiting the generality of, Section 5.04, the Indenture Trustee shall have no duty (i) to see to any registration of the Equipment or any recording or filing of the Lease, or of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not the Lessee shall be in default with respect thereto, (iii) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (iv) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to the Equipment. Notwithstanding the foregoing, the Indenture Trustee will furnish to any Loan Participant, so long as such Loan Participant or its nominees shall hold any of the Equipment Notes, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee under this Indenture, to the extent that the same shall not have been furnished to the Indenture Trustee and the Loan Participants pursuant to the Lease.

          Section 6.03.  No Representations or Warranties as to the Equipment or
                         -------------------------------------------------------
Documents.  Neither the Owner Trustee nor the Owner Trustee in its individual
---------
capacity nor the Indenture Trustee makes or shall be deemed to have made (i) any representation or warranty, express or implied, as to the value, condition, design, operation, merchantability or fitness for use of the Equipment or as to their title thereto, or any other representation or warranty with respect to the Equipment whatsoever, or (ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Participation Agreement, the Equipment Notes, the Lease, any Lease Supplement, any Indenture Supplement or any other document or instrument or as to the correctness of any statement contained in any thereof (except as to the representations and warranties made by the Owner Trustee in its individual capacity as set forth in Section 3.1 of the Participation Agreement), except that the Owner Trustee and the Indenture Trustee each in its individual capacity hereby confirms the representations and warranties made by it in its individual capacity in Sections 3.1 and 3.3, respectively, of the Participation Agreement.

          Section 6.04.  No Segregation of Moneys; No Interest; Investments.
                         --------------------------------------------------

          (a) Subject to Section 6.04(b), no moneys received by the Indenture Trustee hereunder need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Indenture Trustee, and, except as otherwise agreed by the Owner Trustee or the Indenture Trustee, as the case may be, neither the Owner Trustee nor the Indenture Trustee shall be liable for any interest thereon.

          (b) Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or the Lease and not required to be distributed as herein provided shall be invested and reinvested by the Indenture Trustee from time to time in Specified Investments at the written direction and at the risk and expense of the Lessee, except that in the absence of any such direction, such amounts need not be invested and reinvested and except that after a Lease Event of Default shall have occurred and be continuing, such amounts shall be so invested and reinvested by the Indenture Trustee in Indenture Investments. Any net income or gain realized as a result of any such investments or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same times, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof or of the Lease pursuant to which such amounts were required to be held and if no Lease Event of Default shall have occurred and be continuing any excess shall be paid to the Lessee. Any such Specified Investments or Indenture Investments may be sold or otherwise reduced to cash (without regard to maturity date) by the Indenture Trustee whenever necessary to make any application as required by such provisions. The Indenture Trustee shall have no liability for any loss resulting from any such investment or reinvestment other than by reason of the willful misconduct or gross negligence of the Indenture Trustee.

          Section 6.05.  Reliance; Agents; Advice of Counsel.  The Indenture
                         -----------------------------------
Trustee shall incur no liability to anyone acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Indenture Trustee may accept a copy of a resolution of the Board of Directors of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on a certificate, signed by an officer of the Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall furnish to the Owner Trustee upon request such information and copies of such documents as the Indenture Trustee may have and as are necessary for the Owner Trustee to perform its duties under Article II hereof. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action permitted to be taken by it pursuant to the provisions hereof, and need not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the reasonable expense of the Indenture Estate, consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons' area of competence (so long as the Indenture Trustee shall have exercised reasonable care in selecting such persons).

          Section 6.06.  Not Acting in Individual Capacity.  The Owner Trustee
                         ---------------------------------
and the Indenture Trustee each acts hereunder solely as trustee hereunder and, in the case of the Owner Trustee, under the Trust Agreement and not in its individual capacity unless otherwise expressly provided; and all Persons, other than the holders of Equipment Notes to the extent expressly provided in this Indenture, having any claim against the Owner Trustee or the Indenture Trustee by reason of the transactions contemplated hereby shall, subject to the Lien and priorities of payment as herein provided, look only to the Indenture Estate for payment or satisfaction thereof.

                                 Article VII.
     Certain Limitations on Owner Trustee's and Indenture Trustee's Rights

          Each of the Owner Trustee and the Indenture Trustee agree that it shall have no right against the holders of the Equipment Notes or the Indenture Estate (except in the case of the Indenture Trustee as expressly provided in Section 4.03 hereof) for any fee as compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liability which it may incur in the exercise and performance of such powers and duties but, on the contrary, shall look solely to the Lessee for such payment and indemnification and that neither the Owner Trustee nor the Indenture Trustee shall have any lien on nor security interest in the Indenture Estate as security for such compensation, expenses, reasonable counsel fees, if any, disbursements and indemnification.

                                 Article VII.
                               Successor Trustees

          Section 8.01.  Notice of Successor Owner Trustee.  In the case of any
                         ---------------------------------
appointment of a successor Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all the business involving the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee, the Lessee and the holders of all Equipment Notes at the time outstanding.

          Section 8.02.  Resignation of Indenture Trustee; Appointment of
                         ------------------------------------------------
Successor.  The resignation or removal of the Indenture Trustee and the
---------
appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this
Section 8.02. The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to the Owner Trustee, the Owner Participant, the Lessee and the holders of the Equipment Notes. A

Majority in Interest may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, the Owner Participant, the Lessee and the Indenture Trustee. The Owner Trustee may remove the Indenture Trustee if: (1) the Indenture Trustee fails to comply with Section 8.02(c); (2) the Indenture Trustee is adjudged a bankrupt or an insolvent; (3) a receiver or public officer takes charge of the Indenture Trustee or its property; or (4) the Indenture Trustee becomes incapable of performing its duties hereunder.

          (a) In the case of the resignation or removal of the Indenture Trustee, the Owner Trustee shall, unless otherwise directed by a Majority in Interest, promptly appoint a successor Indenture Trustee, provided that a
                                                          --------
Majority in Interest may appoint, within one year after such resignation or removal, a successor Indenture Trustee which may be other than the successor Indenture Trustee appointed as provided above, and such successor Indenture Trustee appointed as provided above shall be superseded by the successor Indenture Trustee so appointed by a Majority in Interest. If a successor Indenture Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Indenture Trustee gives notice of resignation or is removed as provided above, the retiring Indenture Trustee, the Lessee, the Owner Trustee or a Majority in Interest may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Any successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as provided in the proviso to the first sentence of this paragraph (a) within one year from the date of the appointment by such court.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and the Lessee and to the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless, upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Indenture Trustee, and such Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder.

          (c) The Indenture Trustee shall be a bank or trust company organized under the laws of the United States or any State thereof having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Indenture Trustee under this Indenture without further act.

                                  Article IX.
        Supplements and Amendments to this Indenture and Other Documents

          Section 9.01.  Supplemental Indentures without Consent of Holders.
                         --------------------------------------------------

          (a) The Owner Trustee and the Indenture Trustee, at any time and from time to time, without notice to or the consent of any holders of any Equipment Notes, may enter into one or more indentures supplemental hereto for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Indenture or to subject to the Lien of this Indenture any Unit or Units substituted for any Unit or Units in accordance with the Lease; provided, however, that indenture supplements entered into
                     --------  -------
     for the purpose of subjecting to the Lien of this Indenture any Unit or Units substituted for any in accordance with the Lease need only be executed by the Owner Trustee; or

               (ii) to evidence the succession of another trustee to the Owner Trustee and the assumption by any such successor of the covenants of the Owner Trustee herein and in the Equipment Notes contained, or to evidence (in accordance with Article VIII) the succession of a new Indenture Trustee hereunder; or

               (ii) to add to the covenants of the Owner Trustee, for the benefit of the holders of the Equipment Notes, or to surrender any right or power herein conferred upon the Owner Trustee; or

               (iv) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising hereunder so long as any such action does not adversely affect the interests of the holders of the Equipment Notes;

provided that no such supplement to this Indenture or waiver or modification of
--------
the terms hereof shall adversely affect in a substantive manner the interests of the Lessee without the Lessee's prior written consent, and in no event shall the terms of the proviso to the first sentence of Section 4.03(a) or Section 4.05 be so altered or modified without such Lessee consent.

          (b) Supplemental Indentures with Consent of Majority In Interest.
              ------------------------------------------------------------
With the written consent of a Majority in Interest, the Owner Trustee (but only on the written request of the Owner Participant) may, and the Indenture Trustee, subject to Section 9.02 hereof, shall, at any time and from time to time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights and obligations of holders of the Equipment Notes and of the Owner Trustee under this Indenture; provided, however, without the consent of each holder of an Equipment Note
--------  -------
affected thereby, no such supplemental indenture shall:

               (1) change the final maturity of the principal of any Equipment Note, or change the dates or amounts of payment of any installment of the principal of, premium, if any, or interest on any Equipment Note, or reduce the principal amount thereof or the premium, if any, or interest thereon, or change to a location outside the United States the place of payment where, or the coin or currency in which, any Equipment Note or the premium, if any, or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or premium, if any, or interest on or after the date such principal or premium, if any, or interest becomes due and payable; or

               (2) create any Lien with respect to the Indenture Estate ranking prior to, or on a parity with, the security interest created by this Indenture except such as are permitted by this Indenture, or deprive any holder of an Equipment Note of the benefit of the Lien on the Indenture Estate created by this Indenture; or

               (3) reduce the percentage in principal amount of the Equipment Notes, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture, or of certain defaults hereunder and their consequences) provided for in this Indenture; or

               (4) modify any provisions of this Section 9.01(b), except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Equipment Note affected thereby;

provided that no such supplement to this Indenture or waiver or modification of
--------
the terms hereof shall adversely affect in a substantive manner the interests of the Lessee without the Lessee's prior written consent, and in no event shall the terms of the proviso to the first sentence of Section 4.03(a) or Section 4.05 be so altered or modified without such Lessee consent.

          Section 9.02.  Indenture Trustee Protected.  If in the opinion of the
                         ---------------------------
Indenture Trustee any document required to be executed pursuant to the terms of
Section 9.01 adversely affects any right, duty, immunity or indemnity in favor of the Indenture Trustee under this Indenture, the Participation Agreement or the Lease, the Indenture Trustee may in its discretion decline to execute such document.

          Section 9.03.  Request of Substance, Not Form.  It shall not be
                         ------------------------------
necessary for the consent of the holders of Equipment Notes under Section 9.01(b) to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Section 9.04.  Documents Mailed to Holders.  Promptly after the
                         ---------------------------
execution by the Indenture Trustee of any document entered into pursuant to
Section 9.01(b), the Indenture Trustee shall mail, by first-class mail, postage prepaid, a conformed copy thereof to each holder of an Equipment Note at its address last known to the Indenture Trustee, but the failure of the Indenture Trustee to mail such conformed copies shall not impair or affect the validity of such document.

          Section 9.05.  Amendments, Waivers, Etc. of Other Documents.
                         --------------------------------------------

          (a) Notwithstanding any provision of this Indenture to the contrary, without the consent of a Majority in Interest, the respective parties to the Lease, the Participation Agreement and the Trust Agreement may not modify, amend or supplement any of such agreements, or give any consent, waiver, authorization or approval under any of such agreements, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in subsection (b) of
            --------  -------
this Section 9.05 may be taken, except as otherwise expressly provided therein, without the consent of the Indenture Trustee or of a Majority in Interest or any holder of an Equipment Note.

          (b) Subject to the provisions of subsection (c) of this Section 9.05, the respective parties to the Lease, the Trust Agreement and the Participation Agreement, at any time and from time to time without the consent of the Indenture Trustee or of a Majority in Interest or any holder of an Equipment Note, may:

               (1) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority in Interest, the parties to the Lease shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease: Sections 2, 3.1 (if the result thereof would be to shorten the Basic Term to a period shorter than the period ending with the final maturity of the Equipment Notes), 3.2, 3.3, 3.4, 3.6 (except insofar as it relates to the address or account information of the Owner Trustee or Indenture Trustee) (other than as such Sections 3.1 through 3.4 and 3.6 may be amended pursuant to Section 3.4 of the Lease as originally executed), 4, 6 (but only to the extent such
     Section is made operative by Section 15), 7, 8, 9, 10 (except that additional requirements may be imposed on the Lessee's ability to terminate the Lease with respect to a Unit), 11 (except that additional requirements may be imposed on the Lessee's ability to replace a Unit subject to an Event of Loss), 12 (except that additional insurance requirements may be imposed on the Lessee), 13, 14, 15, 16, 17, 18, 19, 20, 21, 22 (if the
     result thereof would be to provide any renewal or purchase option contained in such Section prior to the final maturity of the Equipment Notes), 24, 25.1, 25.4, 25.6, 25.10, and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted as aforesaid in this clause (1) of subsection (b); provided that, in the event an Indenture Event of Default
                     --------
     shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Owner Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided, further, that,
                                                   --------  -------
     subject to the Indenture Trustee's rights to exercise remedies under
     Section 15 of the Lease without the
     prior consent of the Owner Trustee, and whether or not an Indenture Event of Default shall have occurred and be continuing, no such modification, amendment or supplement of the Lease or other action referred to in the preceding proviso shall be taken without the prior written consent of the Owner Trustee with respect to any of the provisions of Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 (with respect to insurance coverage of the interests of the Owner Trustee and the Owner Participant), 13, 14, 15 (in respect of the obligation to pay and the measure of money damages), 16 (with respect to filings or recordings benefiting the Owner Trustee or the Owner Participant), 17, 18, 19, 20, 22, 23, 25.1 and 25.5 of the Lease and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this proviso;

               (2) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority of Interest, the parties to the Trust Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to Sections 2.1, 2.2, 3.1, 4.4, 7.1, 7.2, 9.1, 10.1, 10.2, 10.7, 10.11 or any other Section of the Trust Agreement if such action would materially adversely affect the interest of the Loan Participants, and any definition of terms used in the Trust Agreement, to the extent that any modification of such definition would result in a modification of the Trust Agreement not permitted pursuant to this subsection (b);

               (3) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without the consent of a Majority of Interest, the parties to the Participation Agreement shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement: Sections 1, 2, 3, 4, 5, 6, 7, 10.2, 10.5, 10.7, 10.9 and 10.13(a), each provision of the Participation Agreement which specifically refers to the Indenture Trustee or Loan Participants and any definition of terms used in the Participation Agreement, to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this subsection (b); and

               (4) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provision thereof which may be defective or inconsistent with any other provision thereof or any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided any such action shall not adversely affect the interests of the holders of the Equipment Notes.

          (c) No modification, amendment, supplement, consent, waiver, authorization or approval with respect to the Lease or the Participation Agreement, whether effected pursuant to subsection (a) or pursuant to subsection
(b) of this Section 9.05, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding, shall, without the consent of the holder of each Equipment Note affected thereby:

               (1) modify, amend or supplement the Lease in such a way as to extend the time of payment of Basic Rent or Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss or Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof or reduce the amount of any installment of Basic Rent so that the same is less than the payment of interest and principal on the Equipment Notes, as the case may be, to be made from such installment of Basic Rent or reduce the aggregate amount of Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss so that the same is less than the accrued interest on and principal of the Equipment Notes required to be paid at the time of such payments, or reduce the amount of Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof so that the same is less than the accrued interest on and principal of the Equipment Notes required to be paid at the time of such payments; or

               (2) modify, amend or supplement the Lease in such a way as to, or consent to any assignment of the Lease or give any consent, waiver, authorization or approval which would, release the Lessee from its obligation in respect of payment of Basic Rent or Stipulated Loss Value and any other amounts payable under, or as provided in, the Lease upon the occurrence of an Event of Loss, or Termination Value and any other amounts payable under, or as provided in, the Lease upon termination thereof, except for any such assignment pursuant to Section 6.8 of the Participation Agreement, and except as provided in the Lease.

                                  Article X.
                                 Miscellaneous

          Section 10.01.  Termination of Indenture.  With respect to each Unit,
                          ------------------------
this Indenture and the trusts created hereby shall terminate and this Indenture shall be of no further force or effect upon the earliest to occur of (i) the termination of the Lease Term with respect to such Unit by Lessee pursuant to
Section 10 or Section 22.1 thereof and upon payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.10(a) in respect of such Unit, (ii) the termination of the Lease with respect to such Unit pursuant to Section 11 thereof and upon payment in full to the Indenture Trustee of the amounts required to be paid pursuant to Section 2.10(b) in respect of such Unit, and (iii) the payment in full of the principal amount of and interest on all Equipment Notes outstanding hereunder and all other sums payable to the Indenture Trustee and the holders of the Equipment Notes hereunder and under such Equipment Notes and under the Participation Agreement.

          Section 10.02.  No Legal Title to Indenture Estate in Holders.  No
                          ---------------------------------------------
holder of an Equipment Note shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any holder of an Equipment Note in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

          Section 10.03.  Sale of Equipment by Indenture Trustee is Binding. Any
                          -------------------------------------------------
sale or other conveyance of the Equipment by the Indenture Trustee made pursuant to the terms of this Indenture or the Lease shall bind the holders of the Equipment Notes, the Owner Trustee and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such holders of the Equipment Notes in and to the Equipment. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

          Section 10.04.  Remedies Cumulative.  Each and every right, power and
                          -------------------
remedy herein specifically given to the Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

          Section 10.05.  Discontinuance of Proceedings.  In case the Indenture
                          -----------------------------
Trustee shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Owner Participant, the Indenture Trustee and the Lessee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been undertaken (but otherwise without prejudice).

          Section 10.06.  Indenture and Equipment Notes for Benefit of Owner
                          --------------------------------------------------
Trustee, Indenture Trustee, Owner Participant and Holders Only.  Nothing in this
--------------------------------------------------------------
Indenture, whether express or implied, shall be construed to give to any Person other than the Owner Trustee (individually and as trustee), the Indenture Trustee, the Owner Participant (as set forth herein) and the holders of the Equipment Notes any legal or equitable right, remedy or claim under or in respect of this Indenture or any Equipment Note.

          Section 10.07.  Notices.
                          -------

          Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (iii) in the case of notice by such facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by either of the methods set forth in clause (i) or (ii), in each case addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:


          If to the Owner Trustee:        Wilmington Trust Company
                                          Rodney Square North
                                          1100 North Market Street
                                          Wilmington, DE  19890-0001
                                          Attention: Corporate Trust
                                                     Administration
                                          Fax No.:           (312) 651-8882
                                          Confirmation No.:  (312) 651-1000

                                          With copies to Owner Participant.

          If to Owner Participant:        With copies to:

                                          Watson, Farley & Williams
                                          380 Madison Avenue
                                          New York, NY  10017
                                          Attention:  Caryn Hemsworth
                                          Fax No.:           (212) 922-1512
                                          Confirmation No.:  (212) 922-2200

          If to the Indenture             Bank One, NA
          Trustee:                        1 Bank One Plaza
                                          Suite IL1-0126
                                          Chicago, Illinois  60670-0126
                                          Attention:         Corporate Trust
                                          Services           Division
                                                             (GATX Rail Trust No. 2000-2)
                                          Fax No.:           (312) 407-1708
                                          Confirmation No.:  (312) 407-8810

          If to Lessee:                   GATX Rail Corporation
                                          500 West Monroe Street
                                          Chicago, Illinois  60661
                                          Attention:         Treasurer
                                                             (GATX Trust Rail No. 2000-2)
                                          Fax No.:           (312) 621-6645
                                          Confirmation No.:  (312) 621-6200

          If to the Loan                  At such address as is set forth on
          Participant:                    Schedule 2 of the Participation
                                          Agreement or, if not so specified, at
                                          the address set forth in the register
                                          maintained pursuant to Section 2.07
                                          hereof, or at such address as such
                                          Loan Participant shall have furnished
                                          by notice to the Owner Trustee and
                                          the Indenture Trustee.

          Notwithstanding the foregoing provisions, for purposes of Sections 4.01, 4.02, 4.04, 5.01 and 5.02, written notice shall be deemed given when it is in fact received (by mail or otherwise) by any addressee at the respective addresses specified above.

          Section 10.08  Severability.  Any provision of this Indenture which is
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In the event of any inconsistency or conflict between any provision of this Indenture and any provision of the Trust Agreement, such provision in this Indenture shall govern and control.

          Section 10.09  Separate Counterparts.  This Indenture may be executed
                         ---------------------
in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Indenture including a signature page executed by each of the parties hereto shall be an original counterpart of this Indenture, but all of such counterparts together shall constitute one instrument.

          Section 10.10  Successors and Assigns.  All covenants and agreements
                         ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and permitted assigns, the Owner Participant and its successors and permitted assigns, and the Indenture Trustee and its successors and permitted assigns, and each holder of an Equipment

Note, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any holder of an Equipment Note shall bind the successors and assigns of such holder.

          Section 10.11  Headings.  The headings of the various Articles and
                         --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 10.12  Governing Law.  This Indenture shall in all respects be
                         -------------
governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

          Section 10.13  Normal Commercial Relations.  Anything contained in
                         ---------------------------
this Indenture to the contrary notwithstanding, the Owner Participant, the Owner Trustee or the Indenture Trustee or any affiliate of the Owner Participant, the Owner Trustee or the Indenture Trustee may enter into commercial banking or other financial transactions, and conduct banking or other commercial relationships, with the Lessee, any holder of an Equipment Note or the Indenture Trustee (in its individual capacity or otherwise) fully to the same extent as if this Indenture were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

          Section 10.14  No Recourse Against Others.  No director, officer,
                         --------------------------
employee or stockholder, as such, of Lessee, Owner Trustee, Owner Participant or Indenture Trustee shall have any liability for any obligations of Lessee, Owner Participant, Owner Trustee or Indenture Trustee or under the Equipment Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder of the Equipment Notes by accepting an Equipment Note waives and releases all such liability. The waiver and release are part of the consideration of the Equipment Notes.

                                 *     *     *

          In Witness Whereof, the parties hereto have caused this Indenture to be duly executed by their respective officers or attorneys-in-fact, as the case may be, thereunto duly authorized, as of the day and year first above written.

                                           BANK ONE, NA,
                                             as Indenture Trustee


                                           By:______________________________
                                           Name:____________________________
                                           Title:___________________________

                                           WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             except as expressly provided in
                                             Section 6.03 hereof but solely as
                                             Owner Trustee

                                           By:______________________________
                                           Name:____________________________
                                           Title:___________________________

                                                                       EXHIBIT A

                        TRUST INDENTURE SUPPLEMENT NO._
                          (GATX Rail Trust No. 2000-2)

     This Indenture Supplement No. __ (GATX Rail Trust No. 2000-2), dated ______ ____, ______ (this "Indenture Supplement"), of Wilmington Trust Company, a
                    --------------------
Delaware corporation, not in its individual capacity except as expressly provided herein but solely as owner trustee (the "Owner Trustee") under the
                                                  -------------
Trust Agreement (GATX Rail Trust No. 2000-2), dated as of April 3, 2000 (the "Trust Agreement"), between the Owner Trustee in its individual capacity and
 ---------------
          , as Owner Participant;

                                  WITNESSETH:

     WHEREAS, the Trust Indenture and Security Agreement (GATX Rail Trust No. 2000-2) dated as of April 3, 2000 (the "Indenture"), between the Owner Trustee
                                        ---------
and Bank One, NA as Indenture Trustee (the "Indenture Trustee"), provides for
                                            -----------------
the execution and delivery of Indenture Supplements thereto substantially in the form hereof each of which shall particularly describe the Units covered by a related Lease Supplement under the Lease, by having attached thereto a copy of such related Lease Supplement, and shall specifically mortgage such Units to the Indenture Trustee;

     WHEREAS, the Indenture includes the Equipment described in the copy of Lease Supplement No. __ attached hereto and made a part hereof; and

     [WHEREAS, an executed counterpart of the Indenture is attached to this Indenture Supplement;]

     NOW, THEREFORE, in order to secure the prompt payment of the principal of, and premium, if any, and interest on all of the Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions in the Indenture for the benefit of the holders of the Equipment Notes and in the Equipment Notes, subject to the terms and conditions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Equipment Notes by the holders thereof, and of the sum of $1.00 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee
(i) has sold, assigned, transferred, pledged and confirmed, and does hereby sell, assign, transfer, pledge and confirm, a security interest in and mortgage lien on all right, title and interest of the Owner Trustee in and to the property comprising the Equipment described in the copy of Lease Supplement No. __ attached hereto, and (ii) has sold, assigned, transferred and set over, a security interest in and mortgage lien on all of the right, title and interest of the Owner Trustee under, in and to such Lease Supplement excluding, however, any rights to Excepted Property thereunder), referred to above, to the Indenture Trustee, its successors and assigns, in the trust created by the Indenture for the benefit of the holders from time to time of the Equipment Notes.

     To have and to hold all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, in trust for the benefit and security of the holders from time to time of the

Equipment Notes and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

     This Supplement shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     This Supplement may be executed by the Owner Trustee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

     AND FURTHER, the Owner Trustee hereby acknowledges that the Equipment referred to in the aforesaid Lease Supplement attached hereto and made a part hereof has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge or mortgage thereof under the Indenture.

                         *    *     *

     IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement to be duly executed by one of its duly authorized officers, as of the day and year first above written.


                                        WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        except as expressly provided
                                        herein but solely as Owner Trustee


                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________

                                                                       EXHIBIT B


                            Terms of Equipment Notes
                            ------------------------

                                                  Interest Rate After
    Series      Principal Amount  Interest Rate        Maturity          Final Maturity
--------------  ----------------  --------------  --------------------  ----------------
Series I             $ 9,222,000       8.10%            10.10%          January 13, 2020
Series II            $21,460,000       8.10%            10.10%          January 13, 2020
Series III           $10,144,000       8.10%            10.10%          January 13, 2020
Series IV            $17,284,000       8.10%            10.10%          January 13, 2020

                                                                       EXHIBIT C


                                Loan Participant
                                ----------------

                                                               Percentage of
Equipment Notes                Loan Participant              Principal Amount
-----------------  ----------------------------------------  -----------------
Equipment Notes    Bank One, NA, as Trustee under the Pass         100%
                   Through Trust Agreement, dated as of
                   April 3, 2000 between Bank One, NA and
                   GATX Rail Corporation, as supplemented
                   by Trust Supplement No. 1 thereto dated
                   April 3, 2000.

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-2
                                   Series I

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     1.3873378%
Jan 13 2003                                                     2.5699276%
Jul 13 2003                                                     2.6231419%
Jan 13 2004                                                     2.7087698%
Jul 13 2004                                                     2.7841871%
Jan 13 2005                                                     2.8639241%
Jul 13 2005                                                     2.9483629%
Jan 13 2006                                                     3.0379322%
Jul 13 2006                                                     3.1331141%
Jan 13 2007                                                     3.2165833%
Jul 13 2007                                                     3.3419498%
Jan 13 2008                                                     3.4574976%
Jul 13 2008                                                     3.5813217%
Jan 13 2009                                                     7.4286887%
Jul 13 2009                                                     0.0000000%
Jan 13 2010                                                     8.0026602%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     8.7228916%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                     9.5564942%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    10.5662581%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    11.7819844%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    21.7339732%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    32.9662311%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                    15.0213606%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    64.2493611%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (1)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-2
                                   Series II

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     1.3193217%
Jan 13 2003                                                     2.5743138%
Jul 13 2003                                                     2.6277372%
Jan 13 2004                                                     2.7136432%
Jul 13 2004                                                     2.7739251%
Jan 13 2005                                                     2.8689174%
Jul 13 2005                                                     2.9373368%
Jan 13 2006                                                     3.0430397%
Jul 13 2006                                                     3.1212069%
Jan 13 2007                                                     3.2396635%
Jul 13 2007                                                     3.3296337%
Jan 13 2008                                                     3.4634520%
Jul 13 2008                                                     3.5678890%
Jan 13 2009                                                     3.7204522%
Jul 13 2009                                                     3.8642186%
Jan 13 2010                                                     3.9973351%
Jul 13 2010                                                     4.1869073%
Jan 13 2011                                                     4.3457267%
Jul 13 2011                                                     4.5683998%
Jan 13 2012                                                     4.9502263%
Jul 13 2012                                                     4.8369524%
Jan 13 2013                                                    10.5555556%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    11.8012423%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    13.3802817%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    15.4471545%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                    35.5411221%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     5.6370013%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    64.2493612%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (2)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-2
                                  Series III

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     0.9506578%
Jan 13 2003                                                     2.3876404%
Jul 13 2003                                                     2.4460431%
Jan 13 2004                                                     2.4926254%
Jul 13 2004                                                     2.5714718%
Jan 13 2005                                                     2.6393417%
Jul 13 2005                                                     2.7108914%
Jan 13 2006                                                     2.7700377%
Jul 13 2006                                                     2.8658125%
Jan 13 2007                                                     2.9503644%
Jul 13 2007                                                     3.0400572%
Jan 13 2008                                                     3.1169310%
Jul 13 2008                                                     3.2362459%
Jan 13 2009                                                     3.3444816%
Jul 13 2009                                                     3.4602076%
Jan 13 2010                                                     7.1473751%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     7.7202544%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                    11.7489332%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    16.0426849%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    20.7212341%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    28.3436541%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    42.8941718%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    55.7876298%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (3)

                                                                         ANNEX A
                                                                         -------

                             Amortization Schedule
                             8.10% Equipment Note
                                    2000-2
                                   Series IV

                                         Percentage of Remaining Principal
Payment Date                                               Balance Payment (1)
------------                             ---------------------------------
Apr 13 2000                                                     0.0000000%
Jul 13 2000                                                     0.0000000%
Jan 13 2001                                                     0.0000000%
Jul 13 2001                                                     0.0000000%
Jan 13 2002                                                     0.0000000%
Jul 13 2002                                                     1.1580939%
Jan 13 2003                                                     2.3947035%
Jul 13 2003                                                     2.4390244%
Jan 13 2004                                                     2.5000000%
Jul 13 2004                                                     2.5641026%
Jan 13 2005                                                     2.6471504%
Jul 13 2005                                                     2.7031350%
Jan 13 2006                                                     2.7782344%
Jul 13 2006                                                     2.8576260%
Jan 13 2007                                                     2.9590948%
Jul 13 2007                                                     3.0313901%
Jan 13 2008                                                     3.1261561%
Jul 13 2008                                                     3.2270384%
Jan 13 2009                                                     3.3346488%
Jul 13 2009                                                     3.4700959%
Jan 13 2010                                                     7.1473885%
Jul 13 2010                                                     0.0000000%
Jan 13 2011                                                     7.7203370%
Jul 13 2011                                                     0.0000000%
Jan 13 2012                                                    10.0944652%
Jul 13 2012                                                     0.0000000%
Jan 13 2013                                                    15.5209992%
Jul 13 2013                                                     0.0000000%
Jan 13 2014                                                    19.9236090%
Jul 13 2014                                                     0.0000000%
Jan 13 2015                                                    26.9811605%
Jul 13 2015                                                     0.0000000%
Jan 13 2016                                                    40.0703195%
Jul 13 2016                                                     0.0000000%
Jan 13 2017                                                     0.0000000%
Jul 13 2017                                                     0.0000000%
Jan 13 2018                                                     0.0000000%
Jul 13 2018                                                     0.0000000%
Jan 13 2019                                                    60.1882953%
Jul 13 2019                                                     0.0000000%
Jan 13 2020                                                   100.0000000%

(1) The Percentage should be applied to the remaining principal balance of the Equipment Note after giving effect to prepayment, if any, to be made on the Payment Date.

                                      (4)